                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                              The Shaw Group Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

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

                           [THE SHAW GROUP INC. LOGO]

                              THE SHAW GROUP INC.
                          8545 UNITED PLAZA BOULEVARD
                          BATON ROUGE, LOUISIANA 70809

                       NOTICE OF THE 2001 ANNUAL MEETING
                                OF SHAREHOLDERS

     PLEASE TAKE NOTICE that the 2001 Annual Meeting of Shareholders of The Shaw Group Inc., a Louisiana corporation (the "Company"), will be held at the Radisson Hotel, 4728 Constitution Avenue, Baton Rouge, Louisiana, on January 16, 2001, at 9:00 a.m. to consider and act upon:

          (1) the election of six members to the Board of Directors, each for a one-year term;

          (2) a proposal to approve the adoption of the Company's 2001 Employee Incentive Compensation Plan;

          (3) a proposal to approve an amendment to the Company's 1996 Non-Employee Director Stock Option Plan to increase by 50,000 shares the number of shares of the Company's no par value common stock (the "Common Stock") reserved for issuance thereunder;

          (4) a proposal to approve an amendment to Article IV of the Restatement of the Articles of Incorporation of the Company to increase the number of authorized shares of the Company's Common Stock from 50,000,000 shares to 200,000,000 shares and the number of authorized shares of the Company's no par value preferred stock from 5,000,000 shares to 20,000,000 shares; and

          (5) such other business as may properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on December 5, 2000, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

     Your proxy card is enclosed. You are cordially invited to attend the 2001 Annual Meeting, but if you do not expect to attend or if you plan to attend but it is more convenient for the designated proxies to vote your shares, please execute, date and return the enclosed proxy card in the enclosed postage-paid envelope as soon as possible to ensure that your shares will be voted at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                   /s/ GARY P. GRAPHIA
                                                Gary P. Graphia, Secretary

December 15, 2000
Baton Rouge, Louisiana

                                   IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE INDICATE YOUR WISHES, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY, FOR WHICH A RETURN ENVELOPE IS PROVIDED.

                              THE SHAW GROUP INC.
                          8545 UNITED PLAZA BOULEVARD
                          BATON ROUGE, LOUISIANA 70809

                                PROXY STATEMENT

     The accompanying Proxy is solicited on behalf of the Board of Directors of The Shaw Group Inc. (the "Company") for use at the 2001 Annual Meeting of Shareholders to be held on January 16, 2001, at 9:00 a.m., at the Radisson Hotel, 4728 Constitution Avenue, Baton Rouge, Louisiana, and any adjournments thereof. Only shareholders of record at the close of business on December 5, 2000, will be entitled to notice of and to vote at, this Annual Meeting. The Company anticipates that this Proxy Statement and the accompanying Proxy will be first sent or given to the Company's shareholders on approximately December 15, 2000.

GENERAL

     The purpose of the Annual Meeting is to consider and act upon the matters that are listed in the accompanying Notice of Annual Meeting and set forth in this Proxy Statement. The holders of shares having a majority of the voting power of the Company's common stock, no par value (the "Common Stock"), issued and outstanding and entitled to vote thereat shall be present in person or represented by proxy to constitute a quorum for the transaction of business at the Annual Meeting. The shares held by each shareholder who signs and returns the enclosed form of Proxy will be counted, in accordance with the voting procedures outlined in this Proxy Statement, for purposes of determining the presence of a quorum at the meeting, whether or not the shareholder abstains on all matters or any matter to be acted on at the Annual Meeting. Abstentions are counted towards the calculation of a quorum. Broker non-votes (which result when a broker holding shares for a beneficial owner has not received voting instructions on certain matters from such beneficial owner) will be counted toward fulfillment of quorum requirements. Any shareholder giving a Proxy has the power to revoke it at any time before it is exercised by providing written notice of revocation to the Secretary of the Company or by filing a Proxy of a later date with the Secretary of the Company.

     The enclosed form of Proxy provides a means for a shareholder to vote for all the nominees for director listed thereon, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Article III of the Company's Amended and Restated By-laws provides that directors are elected by a plurality of the votes cast. There is no cumulative voting. Accordingly, the withholding of authority by a shareholder (including broker non-votes) will not be counted in computing a plurality, and thus, will have no effect on the results of the election of directors.

     The enclosed form of Proxy also provides a means for a shareholder to vote for, against or abstain from voting on Proposals 2, 3 and 4 on the accompanying Notice of Annual Meeting. Proposals 2, 3 and 4, respectively, are as follows:
(i) to approve the adoption of the Company's 2001 Employee Incentive Compensation Plan; (ii) to approve an amendment to the Company's 1996 Non-Employee Director Stock Option Plan to increase by 50,000 the number of shares of Common Stock reserved for issuance thereunder; and (iii) to approve an amendment to the Restatement of the Articles of Incorporation of the Company to increase the number of authorized shares of capital stock of the Company. The affirmative vote of a majority of the voting power of the Common Stock, present in person or represented by proxy and entitled to vote at the meeting, is required for approval of each of Proposals 2, 3 and 4. An abstention with respect to a proposal will have the same effect as a vote against such proposal. A broker non-vote with respect to a proposal will not be counted as a vote for or against such proposal, but will have the effect of reducing the number of affirmative votes required to approve such proposal because the broker non-vote will reduce the number of shares present or represented from which the majority is calculated. Approval of any other matters as may properly come before the Annual Meeting will also require the affirmative vote of a majority of the voting power present in person or represented by proxy and entitled to vote at the Annual Meeting. Each Proxy will be voted in accordance with the shareholder's directions indicated thereon.

     Unless a shareholder specifies otherwise, the enclosed Proxy, if properly executed and duly returned, will be voted FOR the election of the six nominees listed hereinafter under the caption "Election of Directors," and FOR each of Proposals 2, 3 and 4 set forth on the accompanying Notice of Annual Meeting.


     The cost of preparing, assembling, printing and mailing this Proxy Statement, the form of Proxy, and the Notice of Annual Meeting of Shareholders will be paid by the Company. In addition to solicitation by use of the mails, solicitation of Proxies may also be made personally by certain directors, officers and employees of the Company, and no additional compensation will be paid to such individuals. Proxies will also be solicited by Corporate Investor Communications, Inc., whose fee of approximately $5,500 plus out-of-pocket expenses will be paid by the Company. The Company will also supply brokers or persons holding stock in their names or in the names of their nominees with such number of Proxies, proxy materials and annual reports as they may require for mailing to beneficial owners and will reimburse them for their reasonable expenses incurred in connection therewith.



     On November 10, 2000, the Company's Board of Directors declared a two-for-one Common Stock split to be distributed on December 15, 2000, to all shareholders of record on December 1, 2000. All information set forth in this Proxy Statement regarding the Common Stock, including the number of option shares and the exercise prices therefor, has been adjusted to reflect this two-for-one Common Stock split, even though the information may be as of a date prior to the effectiveness of the split.


     As of November 16, 2000, the Company had issued and outstanding and entitled to vote approximately 40,440,422 shares of Common Stock. The Common Stock is the only outstanding class of voting securities of the Company.

     The Company's principal executive offices are located at 8545 United Plaza Boulevard, Baton Rouge, Louisiana 70809, and the Company's telephone number is
(225) 932-2500.

VOTING RIGHTS OF COMMON STOCK


     Article IV of the Restatement of the Articles of Incorporation of the Company provides that each outstanding share of Common Stock will entitle the holder thereof to five votes, except that holders of outstanding shares of Common Stock with respect to which there have been certain specified changes in beneficial ownership during the four years immediately preceding the record date (December 5, 2000) will be entitled to one vote per share. Thus, shares owned on or before December 5, 1996, and as to which there have been no such changes in beneficial ownership since that date, will entitle the holder thereof to five votes per share. Shares of Common Stock issued as a result of the two-for-one Common Stock split distributed on December 15, 2000, to all shareholders of record on December 1, 2000, shall be entitled to the same number of votes as the originally issued shares with respect to which the additional shares were distributed, unless there has been a change in beneficial ownership subsequent to the date of such stock split. The actual voting power of each holder of Common Stock will be based on stock ownership on the record date as demonstrated by shareholder records at the time of the Annual Meeting. See "Confirmation of Beneficial Ownership" below for a more detailed discussion of (i) the provisions of the Restatement of the Articles of Incorporation of the Company relating to the voting rights of the holders of the shares of Common Stock and the manner of determination thereof and (ii) certain procedures shareholders should follow to confirm to the Company their beneficial ownership of shares of Common Stock.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Common Stock as of October 31, 2000 (as adjusted to reflect the two-for-one Common Stock split), with respect to (i) each person, or group of affiliated persons known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director,
(iii) each executive officer of the Company for whom compensation information is disclosed under the heading "Executive Compensation," and (iv) all executive officers and directors as a group. Each of the following shareholders has sole voting and investment power with respect to shares beneficially owned by such shareholder, except to the extent that authority is shared by spouses under applicable law or as otherwise noted.

                                                                                        PERCENT OF
                                                             BENEFICIAL    OWNERSHIP      VOTING
NAME OF BENEFICIAL OWNER                                       SHARES       PERCENT     POWER(12)
------------------------                                     ----------    ---------    ----------
J. M. Bernhard, Jr.(1).....................................  2,721,132        6.7%         24.1%
8545 United Plaza Blvd
Baton Rouge, Louisiana 70809
G. Ray Wilkie, Jr.(2)......................................    257,976       *              1.6%
Albert McAlister(3)........................................    157,104       *              1.3%
Richard F. Gill(4).........................................     71,876       *             *
Robert L. Belk(5)..........................................     61,000       *             *
David W. Hoyle(6)..........................................     44,000       *             *
Michael H. Wootton(7)......................................     30,000       *             *
L. Lane Grigsby(8).........................................     30,700       *             *
N. Andrew Dupuy, Jr. ......................................     20,000       *             *
John W. Sinders, Jr.(9)....................................     19,000       *             *
William H. Grigg(10).......................................     12,000       *             *
All executive officers and directors as a group (11
  persons)(11).............................................  3,424,788        8.5%         27.7%

---------------

  *  less than 1%

 (1) Includes 200,000 shares of which Mr. Bernhard may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days. On July 27, 2000, Mr. Bernhard entered into a one-year collar arrangement with respect to 1,000,000 shares of the Common Stock to effectively lock in a value of between $18.37 and $24.60 per share. Upon its expiration on July 27, 2001, this arrangement will be settled for cash if the share price is outside the collared range.

 (2) Includes 107,500 shares of which Mr. Wilkie may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days. As of August 31, 2000, Mr. Wilkie ceased serving as an executive officer of the Company.

 (3) Includes 19,000 shares of which Mr. McAlister may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

 (4) Includes 12,500 shares of which Mr. Gill may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

 (5) Includes 45,000 shares of which Mr. Belk may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

 (6) Includes 6,000 shares owned of record by Mr. Hoyle's spouse and 19,000 shares of which Mr. Hoyle may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

 (7) Represents shares of restricted stock that Mr. Wootton may vote but not sell or otherwise transfer until July 2, 2001. Mr. Wootton was an executive officer of the Company during fiscal 2000, but was not an executive officer at August 31, 2000.

 (8) Includes 19,000 shares of which Mr. Grigsby may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

 (9) Includes 19,000 shares of which Mr. Sinders may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

(10) Includes 6,000 shares of which Mr. Grigg may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

(11) Includes 3,000 shares owned of record by spouses of executive officers and directors and 442,000 shares of which executive officers and directors may be deemed to be the beneficial owners as a result of rights they may exercise to acquire beneficial ownership within 60 days.

(12) Based upon information available to the Company as of the date of this Proxy Statement.

ELECTION OF DIRECTORS

     By unanimous written consent dated November 7, 2000, the Board of Directors nominated six individuals for election as directors at the 2001 Annual Meeting. Each of these nominees is presently a director of the Company. Each director is to be elected for a term of one year and to serve until the next annual meeting of shareholders or until his successor is elected and qualified; provided, however, that if the number of directors is ever increased to twelve or more, then at the next shareholders' meeting at which directors are to be elected, the Board of Directors will be divided into three classes, and directors will serve staggered three year terms. The enclosed form of Proxy confers discretionary authority with respect to the election of director-nominees, but no authority under the Proxy will be exercised to vote for the election of any person as a director, other than the persons named in this Proxy Statement, unless, for some reason not known as of the date hereof, one or more of such nominees should become unavailable. In such event, it is intended that the Proxy would be voted for a substitute nominee or nominees who would be designated by the Board of Directors prior to the Annual Meeting. In order to be elected as a director, a nominee must receive a plurality of the votes cast by the holders of Common Stock. The name, age, principal occupation or employment and other data regarding each nominee, based on information received from the nominee, are set forth below:

          J. M. Bernhard, Jr., age 46, the Company's founder, has been the Company's President and Chief Executive Officer since its inception in 1987. He has also been one of the Company's directors since the Company's inception. Mr. Bernhard has been Chairman of the Board since August 1990. Mr. Bernhard has spent over 20 years in the pipe fabrication business. Immediately prior to his position with the Company, Mr. Bernhard was Vice President and General Manager of Sunland Services, a pipe fabrication company, and served on the board of directors of Barnard and Burk Engineers & Constructors.

          Albert McAlister, age 49, has been one of the Company's directors since April 1990. Since 1975, Mr. McAlister has been a partner in the law firm of McAlister & McAlister, P.A. in Laurens, South Carolina. He served as Chairman of the Democratic Party in South Carolina from 1990 until 1994.

          L. Lane Grigsby, age 58, has served as one of the Company's directors since January 1995. Mr. Grigsby is Chairman of the Board of Cajun Constructors, Inc., for which he also served as President and Chief Executive Officer from April 1973 until June 1994. He has over 30 years of experience in the industrial construction industry. He also serves as an officer or director for several industry and charitable organizations, including the Associated Builders and Contractors and the Louisiana Association of Business and Industry.

          David W. Hoyle, age 61, has served as one of the Company's directors since January 1995. For the past 12 years, he has been self-employed, primarily as a real estate developer. He has been a member of the Senate Chamber of the North Carolina General Assembly since 1992. Senator Hoyle serves as a director of several private corporations, including as Chairman of the Board of Gaston Federal Bank, as well as of several civic, educational and charitable organizations.

          John W. Sinders, Jr., age 46, has served as one of the Company's directors since March 1995. He has served as Managing Director of RBC Dominion Securities Corporation, an investment banking firm, since August 1999. From 1993 until 1999, Mr. Sinders served as an Executive Vice President and as a managing director of Jefferies & Company, Inc., an investment banking firm. Mr. Sinders served as a Managing Director of Howard Weil Labouisse Friedrichs Incorporated, an investment banking firm, from 1987 until 1993. He was a member of the board of directors of Howard Weil from 1990 until 1993. Prior to joining Howard Weil, he was a partner with the McGlinchey, Stafford law firm in New Orleans.

          William H. Grigg, age 68, has served as one of the Company's directors since January 1998. He is the retired Chairman and Chief Executive Officer of Duke Power Company, now Duke Energy Corporation. Mr. Grigg began his career at Duke Power in 1963. He served as Chairman and Chief Executive Officer from April 1994 until June 1997. Prior to being elected Chairman, he served as Vice Chairman for three years. Mr. Grigg is on the board of directors of The Nations Fund family of mutual funds, Associated Electric and Gas Insurance Services Ltd., a mutual casualty insurance company,

     Kuhlman Electric Company, Inc., Faison Enterprises, a real estate development company and the Charlotte-Mecklenburg Hospital Authority, a local hospital. He is a member of several civic and charitable organizations.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE SIX NOMINEES FOR DIRECTOR.

BOARD MEETINGS, COMMITTEES AND COMPENSATION


     During the fiscal year ended August 31, 2000, ("fiscal 2000"), twelve meetings of the Board of Directors were held. Each incumbent director who is a nominee for re-election attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which each such director served during fiscal 2000. The Board of Directors has no nominating or other committee performing similar functions at this time. The following directors presently serve on the Audit Committee: William H. Grigg, Chairman, John W. Sinders, Jr. and Albert McAlister. The Audit Committee met five times during fiscal 2000. The primary functions of the Audit Committee are as follows: to review the scope and timing of the audit and non-audit services rendered by the Company's independent accountants; to review their reports upon completion of their audits; to review the appropriateness of the Company's accounting policies, the adequacy of its financial controls and the reliability of the financial information reported to the public; and to report to the Board of Directors on the Committee's activities.



     The following directors presently serve on the Compensation Committee:
David W. Hoyle and L. Lane Grigsby. The Compensation Committee met five times during fiscal 2000. The primary functions of the Compensation Committee are (i) to provide a general review of the Company's compensation and benefit plans to determine if they meet corporate objectives; (ii) to review the Chief Executive Officer's recommendations on (a) compensation of all officers of the Company and
(b) grants of awards under the Company's 1993 Employee Stock Option Plan and the Company's other benefit plans, including the proposed 2001 Employee Incentive Compensation Plan; and (iii) to review and approve the adoption of and/or changes to major Company compensation policies and practices.


MANAGEMENT OF THE COMPANY

     The following table provides information with respect to the executive officers of the Company. Each executive officer has been elected to serve until his successor is duly appointed or elected by the Board of Directors or his earlier removal or resignation from office.

NAME                                                   AGE                   POSITION
----                                                   ---                   --------
J. M. Bernhard, Jr. .................................  46    Chairman of the Board of Directors,
                                                             President and Chief Executive Officer
Richard F. Gill......................................  57    Executive Vice President and Chief
                                                             Operating Officer; President of Stone &
                                                               Webster, Inc.
Robert L. Belk.......................................  51    Executive Vice President, Chief Financial
                                                               Officer and Treasurer
N. Andrew Dupuy, Jr. ................................  44    Senior Vice President -- Construction and
                                                               Maintenance
Mitchell A. Rayner...................................  45    Senior Vice President -- Fabrication and
                                                               Manufacturing
Gary P. Graphia......................................  38    Secretary and General Counsel

     J. M. Bernhard, Jr. -- See "Election of Directors."

     Richard F. Gill has been employed by the Company since 1997 when the Company acquired certain assets of MERIT Industrial Constructors, Inc. and other affiliated entities. Mr. Gill served as the President of Shaw Process and Industrial Group, Inc., a wholly-owned subsidiary of the Company, from March 1997 until August 1998, and as Senior Vice President in charge of International and Construction Operations, one of the

Company's two principal operating divisions from September 1998 until May 1999. In May 1999, Mr. Gill was appointed Executive Vice President and Chief Operating Officer. In August 2000, Mr. Gill was appointed President of Stone & Webster, Inc., a subsidiary of the Company. Mr. Gill served as President of MERIT from its founding in January 1982 until the sale of its assets to the Company in 1997. MERIT was an industrial construction and maintenance firm based in Baton Rouge, Louisiana. Mr. Gill has over 30 years of experience in the industrial construction and maintenance industry.

     Robert L. Belk joined the Company in October 1998 as Executive Vice President, Chief Financial Officer and Treasurer. Prior to joining the Company, Mr. Belk served Ocean Energy, Inc. as its Executive Vice President of Administration from March 1998 until October 1998, as its Executive Vice President and Chief Financial Officer from June 1997 until March 1998, and as its Senior Vice President, Chief Financial Officer and Treasurer from 1993 until 1997. Prior to joining Ocean Energy, Inc., Mr. Belk was engaged in public accounting with national and local firms and as a sole-practitioner.

     N. Andrew Dupuy, Jr., has been employed by the Company since February 1997 when the Company acquired United Crafts, Inc. He served as President of United Crafts until December 1997. Mr. Dupuy served as President of Shaw Power Services, Inc., one of the Company's subsidiaries, from December 1997 until August 1998 and as Vice President of the Company's International and Construction Operations from August 1998 until May 1999. In May 1999, Mr. Dupuy was appointed Senior Vice President of International and Construction Operations. In August 2000, Mr. Dupuy was appointed Senior Vice President-Construction and Maintenance. Mr. Dupuy co-founded United Crafts, Inc. in 1978 and was its President from 1986 until its sale to the Company. Mr. Dupuy has over 25 years of experience in the industrial construction and maintenance industry.

     Mitchell A. Rayner has been employed by the Company since February 1997 and served as Vice President of Shaw Power Services, Inc., one of the Company's subsidiaries from 1997 until 1998 and Vice President of US Operations from 1998 to 2000. In August 2000, the Company appointed Mr. Rayner as its Senior Vice President of Fabrication and Manufacturing. Prior to joining the Company, Mr. Rayner served as one of the principal owners of Pipeline Technology since 1994 and an owner of Performance Contractors from 1980 until 1994. Mr. Rayner has over 23 years of experience in the industrial construction, fabrication and maintenance industry.

     Gary P. Graphia has been employed by the Company since July 1999 as Secretary and General Counsel. Prior to joining the Company, Mr. Graphia practiced law with Kean, Miller, Hawthorne, D'Armond, McCowan & Jarman, L.L.P. where he was a partner. Mr. Graphia entered the practice of law in 1991 after four years with the Texas Commerce Bank, Houston, Texas where he became an Assistant Vice President.

EXECUTIVE COMPENSATION

     The following table contains compensation data for the last three fiscal years for the Company's Chief Executive Officer and its five other most highly compensated executive officers (the "Named Executive Officers"). Mr. Wilkie was serving as an executive officer as of August 31, 2000, but has retired and is no longer an executive officer of the Company. Mr. Wootton was an executive officer of the Company during fiscal 2000, but was not an executive officer at August 31, 2000. In August 2000, Mr. Wootton was appointed Senior Vice President Business Development of Stone & Webster, Inc., a subsidiary of the Company.

SUMMARY COMPENSATION TABLE

                              ANNUAL COMPENSATION


                                                                                      LONG TERM COMPENSATION
                                                                                    ---------------------------
                                                     ANNUAL COMPENSATION               AWARDS
                                            -------------------------------------   -------------     PAYOUTS
                                                                     OTHER ANNUAL    SECURITIES     -----------    ALL OTHER
                                  FISCAL                             COMPENSATION    UNDERLYING        LTIP       COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR(1)   SALARY(3)    BONUS(4)        (5)        OPTIONS(#)(6)   PAYOUTS(7)        (8)
---------------------------       -------   ---------   ----------   ------------   -------------   -----------   ------------
J. M. Bernhard, Jr. ............   2000     $733,333    $1,000,000          --         400,000             --        $5,989
  President, Chief Executive       1999     $604,038    $  375,000     $66,741         400,000             --        $6,454
  Officer and Chairman of the      1998     $539,343    $   50,000     $75,318          70,000             --        $4,142
  Board
Richard F. Gill.................   2000     $419,031    $  350,000          --         160,000             --        $6,030
  Executive Vice President         1999     $225,859    $  200,000          --         150,000             --        $6,252
  and Chief Operating Officer;     1998     $213,221    $   20,000          --              --             --        $3,132
  President, Stone & Webster,
    Inc.
Robert L. Belk(2)...............   2000     $318,750    $  250,000          --         150,000             --        $5,250
  Executive Vice President and     1999     $203,365    $  147,500          --         150,000             --            --
  Chief Financial Officer          1998           --            --          --              --             --            --
N. Andrew Dupuy, Jr. ...........   2000     $235,004    $   50,000          --          30,000             --        $6,211
  Senior Vice President --         1999     $196,931    $  112,000          --          80,000             --        $4,616
  Construction and Maintenance     1998     $189,803    $   12,000          --          30,000             --        $3,548
G. Ray Wilkie, Jr. .............   2000     $281,988            --          --              --             --        $6,160
  Former Senior Vice
    President --                   1999     $225,080    $  130,000          --          85,000        $11,917        $5,881
  U.S. Operations                  1998     $185,593    $   18,500          --              --             --        $4,816
Michael H. Wootton..............   2000     $260,742    $   50,000          --          30,000             --        $4,676
  Senior Vice President Business   1999     $211,961    $   60,000          --          60,000        $14,119        $3,770
  Development of Stone &           1998     $216,946    $   20,000          --              --             --        $6,386
  Webster, Inc.


---------------

(1) The Company's fiscal year ends on August 31.

(2) Mr. Belk did not join the Company until October 1998.

(3) From time to time, executive officers receive raises that are made retroactive to prior periods. These raises may overlap fiscal periods. The entire amount of the retroactive payment is reported in the year such amount is received.

(4) Bonuses paid at the discretion of the Compensation Committee of the Board of Directors. For more information, see "Compensation Committee Report on Executive Compensation" below.

(5) Perquisites and other personal benefits, except those for Mr. Bernhard in 1999 and 1998, have not been disclosed in the "Other Annual Compensation" column since, in the aggregate, they did not exceed the lesser of either $50,000 or 10% of the total salary and bonus. As a result of Company record keeping procedures, the amounts disclosed in the 1999 and 1998 columns for Mr. Bernhard constitute total personal benefits for the calendar years of 1998 and 1997, respectively. Of such totals, $51,634 and $49,616 represent Mr. Bernhard's personal use of Company transportation for the calendar years 1998 and 1997, respectively.

(6) As adjusted to reflect the two-for-one Common Stock split. Denotes shares of Common Stock of the Company that may be purchased upon exercise of options awarded pursuant to the Company's 1993 Employee Stock Option Plan, as amended. All options have been granted at an exercise price of 100% of the fair market value of the Common Stock on the date of grant. For additional information regarding options granted during fiscal 2000, see "Option Grants in Last Fiscal Year" and for information regarding current holdings of options, see "Options Exercised and Fiscal Year-End Option Values." The options awarded in 1998 to Mr. Bernhard to purchase 70,000 shares of Common Stock have been cancelled and replaced by a 1999 award of options to purchase 70,000 shares of Common Stock, which award is included in the 400,000 shares reflected for 1999.

(7) Payments under the long-term incentive plan ("LTIP") with respect to awards made during fiscal 1995.

(8) Represents the Company's contribution on behalf of the officers to the Company's 401(k) plan.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information regarding the grants of options to purchase shares of the Company's Common Stock to any of the Company's Chief Executive Officer and the Named Executive Officers during fiscal 2000:

                                                                                                POTENTIAL REALIZABLE
                                                                                                  VALUE AT ASSUMED
                               NUMBER OF      % OF TOTAL                                        ANNUAL RATE OF STOCK
                              SECURITIES       OPTIONS                                         PRICE APPRECIATION FOR
                              UNDERLYING      GRANTED TO      EXERCISE                             OPTION TERM(3)
                                OPTIONS      EMPLOYEES IN       PRICE                         ------------------------
NAME                         GRANTED(1)(2)   FISCAL YEAR    $/SHARE(1)(3)   EXPIRATION DATE       5%           10%
----                         -------------   ------------   -------------   ---------------   ----------   -----------
J.M. Bernhard, Jr. ........     400,000           19%          $21.00        July 28, 2010    $5,282,715   $13,387,437
Richard F. Gill............     160,000            8            21.00        July 28, 2010     2,113,086     5,354,975
Robert L. Belk.............     150,000            7            21.00        July 28, 2010     1,981,018     5,020,289
N. Andrew Dupuy, Jr. ......      30,000            1            21.00        July 28, 2010       396,204     1,004,058
Michael H. Wootton.........      30,000            1            21.00        July 28, 2010       396,204     1,004,058

---------------

(1) As adjusted to reflect the two-for-one Common Stock split.

(2) The options are subject to the terms of the 1993 Employee Stock Option Plan, as amended and are generally exercisable in four 25% annual installments beginning one year from the date of grant, with exercise prices equal to the fair market value of a share of Common Stock on the date of grant.

(3) Based upon the closing price of a share of the Company's Common Stock listed on the New York Stock Exchange on the date of award, as adjusted to reflect the two-for-one Common Stock split.

OPTIONS EXERCISED AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information, as of August 31, 2000 (as adjusted to reflect the two-for-one Common Stock split), regarding the number of shares received and the value realized upon exercise of stock options and the number and value of exercised and unexercised options held by any of the Chief Executive Officer and the Named Executive Officers.


                                                                                     VALUE OF UNEXERCISED
                                                          NUMBER OF SHARES          IN-THE-MONEY OPTIONS AT
                                                       UNDERLYING UNEXERCISED           FISCAL YEAR END
                            SHARES                        OPTIONS AT FISCAL       ---------------------------
                          ACQUIRED ON      VALUE              YEAR-END            EXERCISABLE   UNEXERCISABLE
NAME                      EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE     (1)(2)         (2)(3)
----                      -----------   -----------   -------------------------   -----------   -------------
J. M. Bernhard, Jr. ....        --             --          100,000/700,000        $2,365,650     $9,834,550
Richard F. Gill.........    46,876       $196,293                0/263,124                --      3,534,593
Robert L. Belk..........    30,000        125,625            7,500/262,500           177,424      3,687,956
N. Andrew Dupuy, Jr. ...    25,000        104,688                 0/90,000                --      1,624,710
G. Ray Wilkie, Jr. .....        --             --            81,250/63,750         1,970,841      1,508,102
Michael H. Wootton......    41,200        135,025             6,300/75,000           152,161      1,269,863

---------------

(1) The exercise prices of the exercisable options range from $2.94 per share to $4.19 per share with a weighted average exercise price of $3.92 (as adjusted to reflect the two-for-one Common Stock split).

(2) The values are based upon the closing price reported on the New York Stock Exchange of the Common Stock on August 31, 2000, as adjusted to reflect the two-for-one Common Stock split ($27.84).

(3) The exercise prices of the unexercisable options vary from $4.19 to $21.00 per share with a weighted average exercise price of $13.09 (as adjusted to reflect the two-for-one Common Stock split).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The persons serving as members of the Compensation Committee of the Board of Directors during fiscal 2000 were David W. Hoyle and L. Lane Grigsby. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during fiscal 2000. No executive officer of the Company served during fiscal 2000 as a director or as a member of the Compensation Committee of another entity, one of whose executive officers served as a director or on the Compensation Committee of the Company.

DIRECTOR COMPENSATION

     During fiscal 2000, each non-employee director of the Company received a fee of $20,000 and $1,000 for each meeting of the Company's Board of Directors attended. During fiscal 2000, each non-employee director serving on a committee of the Board received a fee of $250 for each committee meeting attended. Directors are reimbursed for certain expenses in connection with their attendance at Board and committee meetings. The fees for fiscal 2001 have been increased as follows: $11,000 per quarter, plus $1,000 for each Board meeting attended and $250 for each Board committee meeting attended. In addition, pursuant to the Company's 1996 Non-Employee Director Stock Option Plan (the "Director Plan"), each non-employee director serving as of the effective date (July 14, 1996) of the Director Plan received an option to purchase 5,000 shares of the Company's Common Stock. These options vested in 25% increments in each of the four years following grant. In addition, each non-employee director will be awarded an additional option to purchase 1,500 shares of the Company's Common Stock on an annual basis upon election or reelection to the Board. Such options will vest one year from the date of award. The exercise price for all options granted under the Director Plan is the closing price of a share of the Company's Common Stock reported on the New York Stock Exchange on the date of award. A proposal to increase the number of shares of Common Stock reserved for issuance pursuant to the Director Plan is being submitted for approval at the 2001 Annual Meeting. See "Proposal 3 -- To Approve an Amendment to the Company's 1996 Non-Employee Director Stock Option Plan."

AUDIT COMMITTEE REPORT


     The following directors are members of the Audit Committee: William H. Grigg, Chairman, John W. Sinders, Jr., and Albert McAlister, each of whom are not officers of the Company and each of whom are considered "independent." Because of Mr. Sinders' former affiliation with Jefferies & Company, Inc. and his present affiliation with RBC Dominion Securities Corporation, each an investment banking firm that has performed investment banking services for and on the Company's behalf, the Board of Directors has determined, in its business judgment, that such relationships do not interfere with his exercise of independent judgment on behalf of the Company. Furthermore, the Board believes that because of Mr. Sinders' significant accounting and related financial management experience, he is well-qualified to serve on the Committee.


     The Board of Directors has adopted a written charter for the Audit Committee, which is included as an Appendix to this Proxy Statement.

     The Audit Committee held five meetings during fiscal 2000. The meetings were designed to facilitate and encourage communication between the Audit Committee, the Company's internal auditors and the Company's independent public accountants, Arthur Andersen, LLP.

     During these meetings, the Audit Committee reviewed and discussed the audited financial statements to be included in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2000, with management and representatives of Arthur Andersen. The discussions with representatives of Arthur Andersen also included the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received from Arthur Andersen written disclosures and the letter as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee has discussed with representatives of Arthur Andersen the issue of the independence of Arthur Andersen from the Company.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2000, for filing with the Securities and Exchange Commission.

     The Audit Committee of the Board of Directors
         William H. Grigg, Chairman
         John W. Sinders, Jr.
         Albert McAlister

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors has been appointed by the Board as the administrator of the Company's compensation programs for executive officers and key employees. During fiscal 2000, the Committee was comprised of two non-employee directors. David W. Hoyle and L. Lane Grigsby presently serve on the Committee. Mr. Hoyle served for the entire fiscal year and Mr. Grigsby served since January 2000. Prior to January 2000, John W. Sinders, Jr. was a member of the Committee.


     The duties of the Committee generally are: (i) to review the Company's compensation and benefit plans to determine if they meet corporate objectives,
(ii) to review the Chief Executive Officer's recommendations regarding (a) the compensation of all officers of the Company; and (b) awards under the Company's 1993 Employee Stock Option Plan (for which the Committee serves as administrator) and its other benefit plans, including the proposed 2001 Employee Incentive Compensation Plan; and (iii) to review and approve the adoption of and/or changes to major Company compensation policies and practices.


     In performing the above described duties, the Committee seeks to attain the following corporate objectives: (a) to attract, motivate and retain competent employees focused on enhancing shareholder value, (b) to correlate compensation with Company objectives and strategies, (c) to provide compensation opportunities that are linked to the performance of the Company, and (d) to align employee incentives with those of the Company's shareholders. No specific weighting is assigned to any of these objectives by the Committee in making decisions regarding compensation for the Chief Executive Officer (the "CEO") or other executive officers or key employees of the Company.

     Set forth below is a discussion of the Company's executive compensation program, including a description of the decisions and actions of the Committee during fiscal 2000 with respect to compensation for the CEO and other executive officers and key employees of the Company as a group.

MANAGEMENT COMPENSATION


     Base Salary. In determining appropriate base salaries, the Committee considers competitive market forces as they relate to attracting and retaining highly talented executives. The Committee also considers job responsibility, experience, tenure and the cost of living in the areas where the Company's offices and facilities are located, among other factors, in setting base salary levels. In fiscal 2000, based upon recommendations of the CEO and in light of the increased duties and responsibilities associated with the significant expansion of the Company's operations, the Committee approved raises for certain members of the Company's executive and senior management, including Messrs. Bernhard, Belk, Gill, Dupuy, Rayner and Graphia. The Committee believes that such raises will generally motivate and encourage such persons to continue in the employ of the Company. For more discussion of Mr. Bernhard's compensation, see "Compensation of the Chief Executive Officer" below.

     Cash Bonuses. During fiscal 1999, the Committee approved discretionary cash bonuses that were paid to certain executive officers and other members of senior management. For fiscal 2000, the Committee approved discretionary cash bonuses that were paid to executive and key officers as a result of record operating results achieved by the Company in fiscal 2000 as well as to reward certain employees for their contributions to the acquisition by the Company of Stone & Webster in July 2000 and the Entergy/Shaw joint venture. For further information concerning bonuses paid to Messrs. Bernhard, Gill, Belk and Dupuy, see the "Summary Compensation Table" set forth above and "Compensation of Chief Executive Officer" below.


     Awards of Stock Options. During fiscal 2000, stock options covering an aggregate of 2,116,000 shares of Common Stock (as adjusted to reflect the two-for-one Common Stock split) were awarded to officers and key employees of the Company. A substantial portion of the total awards, as noted below, were made in connection with the acquisition of Stone & Webster. The options have exercise prices ranging from $10.69 to $21.00 per share (the fair market value on the date of grants as adjusted to reflect the two-for-one Common Stock split) and vest in four 25% annual increments beginning one year following the date of award. The Company has used, and plans to continue to use the award of stock options to align the interests of the recipients with the interests of the Company's shareholders and to provide an incentive for the key employees (and executives) to remain in the employ of the Company. The award of stock options provides key employees, including employee-directors, with an additional incentive to promote the financial success of the Company as reflected in increased value in the Company's Common Stock.

     The Committee and the Board of Directors of the Company have approved the adoption of the Company's 2001 Employee Incentive Compensation Plan (the "2001 Plan"). The 2001 Plan provides for awards of stock options and restricted stock as well as stock appreciation rights and performance shares, and provides the Committee with wide discretion with respect to the terms and conditions that may be included in such equity awards. The Committee believes that such discretion will allow it to tailor awards under the 2001 Plan to the specific facts and circumstances of each individual and the Committee's intentions with respect to each individual. However, the Committee believes that stock options vesting in 25% annual increments will continue to be the most important equity incentive utilized under the 2001 Plan in the near term. A detailed discussion of the terms and provisions of the 2001 Plan is contained below in "Proposal 2 -- To Approve The Shaw Group Inc. 2001 Employee Incentive Compensation Plan."

     During fiscal 2000, the Committee recommended and the Board of Directors approved the Stone & Webster Acquisition Stock Option Plan (the "S&W Plan"), which was implemented solely in connection with the Company's acquisition of Stone & Webster to award non-qualified stock options to (i) certain non-executive officers and key employees of the Company who contributed significantly to such acquisition and (ii) certain key employees of Stone & Webster who were retained by the Company. Non-qualified options covering 1,061,000 shares of Common Stock (as adjusted to reflect the two-for-one Common Stock split) were awarded at an exercise price of $21.00 per share (as adjusted to reflect the two-for-one Common Stock split), and each award vests in four equal 25% annual installments beginning one year from the award date. The total number of shares of Common Stock reserved for issuance under the S&W Plan is 1,061,000 shares, which has been exhausted through awards of options.

     Further, during fiscal 2000, the Committee recommended, and the Board of Directors approved awards of stock options under the 1993 Employee Stock Option Plan covering 790,000 shares of Common Stock (as adjusted to reflect the two-for-one Common Stock split) to certain executive officers of the Company, including the Chief Executive Officer. Such options have an exercise price of $21.00 per share (as adjusted to reflect the two-for-one Common Stock split) and vest in four 25% annual installments from the date of award. For specific information regarding grants to the Named Executive Officers, see "Option Grants in Last Fiscal Year."

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     In September 1993, prior to the creation of the Compensation Committee, the Company's Board of Directors (other than Mr. Bernhard) determined that Mr. Bernhard's base salary should be $500,000 annually. At such time, the Board, in setting his base salary, sought to ensure that Mr. Bernhard would continue with the same strategies and manner of operating the Company as he had in the past and to ensure that he would not leave the employ of the Company. The Board (other than Mr. Bernhard) also determined in 1993 that Mr. Bernhard would be entitled to such annual bonuses as determined by the Compensation Committee (which at that time had not yet been formed), plus various perks and benefits. The Board believed at such time, and the Committee continues to believe, that Mr. Bernhard's actions create value for the Company and its shareholders. The Board, later in 1993, approved an Employment Agreement between the Company and Mr. Bernhard that incorporated the compensation package previously approved by the Board, among other things. Further, in August 1997, Mr. Bernhard's Employment Agreement was amended to provide for, among other things, a ten-year term. See "Employment Agreements" below, where Mr. Bernhard's Employment Agreement is discussed in greater detail.

     In light of, among other things, Mr. Bernhard's contributions to the Company's continued growth in revenues and earnings since 1993 and its significant expansion of activities, as well as his leadership in developing the Company's strategy and vision, the Committee raised his annual salary for fiscal 2000 to $975,000. The Committee believes that this increased salary will help retain his services and motivate his future performance. In fiscal 2000, the Committee approved a $1 million cash bonus to Mr. Bernhard to recognize and reward his contributions to the Company's record performance in fiscal 2000, as well as his contributions to the Stone & Webster acquisition and the Entergy/Shaw joint venture. Furthermore, the Committee approved during fiscal 2000 an award of options to Mr. Bernhard covering 400,000 shares of Common Stock (as adjusted to reflect the two-for-one Common Stock split). Such options are exercisable in four 25% annual increments beginning one year from the date of award and have an exercise price of $21.00 per share (as adjusted to reflect the two-for-one Common Stock split). While Mr. Bernhard's significant holdings of Common Stock align his interests with those of the Company's shareholders, the Committee believes that the award of stock options provides meaningful incentive and motivation for his performance, as well as strengthens the alignment of his interests with those of the Company's shareholders in general.

                                                      THE COMPENSATION COMMITTEE

                                             David W. Hoyle      L. Lane Grigsby

EMPLOYMENT AGREEMENTS

     The Company and Mr. Bernhard are parties to an Employment Agreement (the "Employment Agreement") pursuant to which Mr. Bernhard has agreed to serve as the Company's President and Chief Executive Officer. As of August 21, 1997, the Company and Mr. Bernhard amended the Employment Agreement to provide for a term expiring on December 31, 2007, with automatic one-year extensions thereafter unless one of the parties notifies the other in writing of his or its intention to terminate at least three months prior to the relevant December 31st. The Employment Agreement, as amended, provides that Mr. Bernhard will receive, among other things, an annual base salary in the amount of $575,000 (for fiscal 2000 raised to $975,000), participation in the Company's bonus plan as determined by the Compensation Committee of the Board of Directors and the inclusion of Mr. Bernhard in all plans and programs of the Company which are made available to the Company's executives and other salaried employees generally, including group life insurance, accidental death and dismemberment insurance, hospitalization, long-term disability, vacations and holidays. Mr. Bernhard is also entitled under the Employment Agreement to other benefits in addition to those made available to the Company's management, including providing him with acceptable Company vehicles and other means of transportation for his personal use and benefit.

     In the event Mr. Bernhard's employment is terminated as a result of his death or disability (as defined in the Employment Agreement), he or his legal representative will receive, among other payments, all amounts owed under his Employment Agreement as of the date of his death or disability. In the event Mr. Bernhard's employment is terminated by the Company for Cause (as defined in the Employment Agreement), Mr. Bernhard will receive all amounts owed to him under his Employment Agreement as of the date of termination. In the event Mr. Bernhard's employment is terminated by the Company other than for Cause, Mr. Bernhard will receive a lump sum payment equal to the full amount payable under the Employment Agreement.

     The Company and Mr. Gill are parties to an Employment Agreement dated May 5, 2000 (the "Gill Agreement"), pursuant to which Mr. Gill has agreed to serve as the Company's Executive Vice President and Chief Operating Officer. The Gill Agreement has a term that is automatically renewed each day following the date of the Gill Agreement for two years so that on any given day, the remaining term of such agreement shall be two years. Notwithstanding the foregoing, the Company or Mr. Gill may give notice that the Gill Agreement shall not be further renewed and that after the date fixed in such notice, the term of the Gill Agreement shall expire in two years. Pursuant to the Gill Agreement, Mr. Gill is entitled to a base annual salary of $415,000, bonuses as paid in the discretion of the Board, reimbursement of expenses, an automobile allowance and participation in the various employee benefit plans or programs provided to employees of the Company in general. The base salary payable to Mr. Gill may be increased but may not be decreased without Mr. Gill's consent.


     In the event of the resignation by Mr. Gill for Good Reason (as defined in the Gill Agreement to include, among other things, the occurrence of certain events that constitute a change of control), termination as a result of his disability, or termination by the Company for any reason other than Mr. Gill's Misconduct (as defined therein), all stock options and similar awards previously granted to such officer shall become fully vested. Further, if Mr. Gill resigns for Good Reason or is terminated by the Company for any reason other than Misconduct or disability, the Company shall be obligated to (i) pay him, in a lump sum, his base salary in effect prior to termination plus his highest bonus paid over the course of the two years prior to termination multiplied by the number of years left in the term of the Gill Agreement (which, unless notice has been properly given, shall be two years); and (ii) provide disability, accident and group health benefits for the remainder of the term of such agreement. In the event of Mr. Gill's death, his estate shall be entitled to a lump sum payment of one year's base salary and his surviving spouse and children shall be entitled to receive one year of paid group health and dental insurance benefits.


     The Company and Mr. Belk are parties to an Employment Agreement dated May 1, 2000 pursuant to which Mr. Belk has agreed to serve as the Company's Executive Vice President and Chief Financial Officer. Mr. Belk's agreement is substantially similar to the Gill Agreement described above, except that such agreement provides for a three year rolling term and a base annual salary of $350,000. In addition, Mr. Belk may terminate his agreement for Good Reason for among other reasons, the occurrence of certain events constituting a change of control, or if Mr. Bernhard ceases to be Chairman and Chief Executive Officer of the Company.

STOCK PERFORMANCE GRAPH

     For the period commencing August 31, 1995, and ending August 31, 2000, the following line graph provides a comparison of the total shareholder return on the Company's Common Stock with the return the Standard & Poor's Small Cap 600 Index and the Russell 2000 Index. Because the Company is the only vertically-integrated provider of complete piping systems and comprehensive engineering, procurement and construction services to the power generation industry, there is no similar industry peer group with which to compare the Company. Thus, the Company has selected as the most appropriate peer group the Russell 2000 Index, which is an index of companies with comparable market capitalizations. All amounts have been calculated as if all dividends, if any, were reinvested.

 COMPARISON OF THE FIVE YEAR CUMULATIVE TOTAL RETURN AMONG THE SHAW GROUP INC.,
      THE STANDARD & POOR'S SMALL CAP 600 INDEX AND THE RUSSELL 2000 INDEX

                                    [GRAPH]

                                                  8/95     8/96     8/97     8/98     8/99     8/00
                                                 ------   ------   ------   ------   ------   ------
The Shaw Group Inc. ...........................  100.00   342.67   225.41    84.04   213.68   580.46
S&P Smallcap 600 Index.........................  100.00   113.29   151.93   129.20   160.48   205.72
Russell 2000 Index.............................  100.00   110.82   142.91   115.19   147.86   169.47

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     John W. Sinders, Jr., a director of the Company, was a managing director of Jefferies & Company, Inc., while such investment banking firm handled the repurchase of some of the shares of the Company's Common Stock, beginning in fiscal 1999, earning Jefferies $74,330 in commissions. Mr. Sinders is now Managing

Director of RBC Dominion Securities Corporation ("RBC"), also an investment banking firm. In November 1999, the Company sold 3.45 million shares of Common Stock in an underwritten public offering. RBC was one of the managing underwriters for the public offering and earned approximately $150,000 in connection with such offering. Also, in October 2000, the Company sold 2,418,669 shares of Common Stock in an underwritten public offering in which RBC was a participating underwriter.


     The Company has, from time to time, made loans to certain of its executive officers and/or entities in which such executive officers have a material interest. Each such loan in which the indebtedness exceeded $60,000 at any time since the beginning of fiscal 2000 is listed below with the following information indicated for each (i) the name of the borrower, (ii) the nature of the borrower's relationship with the Company, (iii) the largest amount of indebtedness outstanding at any time since the beginning of fiscal 2000, (iv) the nature of the loan and of the transaction in which it was incurred, (v) the amount outstanding as of December 15, 2000, and (vi) the interest rate charges thereon.


          (a) (i) MERIT Industrial Constructors, Inc. ("MERIT"); (ii) controlled by Richard F. Gill, an executive officer of the Company; (iii) $500,000;
     (iv) made in connection with the acquisition by the Company of certain assets of MERIT; (v) -0-; (vi) 8%.

          (b) (i) Richard F. Gill; (ii) executive officer of the Company; (iii) $837,500; (iv) made in connection with Mr. Gill's employment; (v) -0-; (vi) 8%.


The Company, in the ordinary course of business, makes advances for travel and other Company-related expenses to certain of its executive officers. Such advances are generally repaid by the executive in the period in which they are made, or shortly thereafter. As of the date hereof, no advances are outstanding and due to the Company.


                  PROPOSAL 2 -- TO APPROVE THE SHAW GROUP INC.
                   2001 EMPLOYEE INCENTIVE COMPENSATION PLAN

     The Board of Directors of the Company approved and adopted effective as of November 27, 2000, subject to approval by the shareholders of the Company, The Shaw Group Inc. 2001 Employee Incentive Compensation Plan (the "2001 Plan"). The following description of the 2001 Plan is qualified in its entirety by the complete text thereof, a copy of which is attached hereto as Exhibit "A," and which should be carefully reviewed in connection with a shareholder's consideration thereof.

PURPOSE

     The purpose of the 2001 Plan is to (i) attract and retain persons eligible to participate in the 2001 Plan; (ii) motivate participants, through means of appropriate incentives, to achieve long-range goals; (iii) provide incentive opportunities that are competitive with those of similar companies; and (iv) identify the interests of participants with those of the Company's shareholders through the award of equity-based compensation.

TYPES OF AWARDS

     The Compensation Committee of the Board of Directors (the "Committee") has the authority to award, under the 2001 Plan, (i) options to purchase Common Stock of the Company ("Options"), including options intended to qualify as incentive stock options ("incentive stock options" or "ISO's") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and those not intended by the Committee to be ISOs ("NQSOs"); (ii) restricted shares of Common Stock ("Restricted Stock"); (iii) stock appreciation rights ("SARs"); (iv) performance shares ("Performance Shares"); and (v) incentive bonuses ("Incentive Bonuses").

LIMITATION ON NUMBER OF SHARES AND AWARDS

     The aggregate number of shares of Common Stock reserved for issuance as awards under the 2001 Plan is 2.0 million shares (as adjusted to reflect the two-for-one Common Stock split), approximately 4.9% of the outstanding shares of Common Stock as of November 16, 2000. The maximum number of shares that may be awarded as Options over the term of the 2001 Plan is 2.0 million shares (as adjusted to reflect the two-for-one Common Stock split). The maximum number of shares of Common Stock that may be allotted by the Committee pursuant to Options and SARs awarded to any individual participant may not exceed 2.0 million shares (as adjusted to reflect the two-for-one Common Stock split) each fiscal year. The number of shares of Common Stock that may be allotted pursuant to Restricted Stock granted to any individual participant is limited to 25,000 shares (subject to adjustment) each fiscal year. No more than 25,000 shares of Common Stock (subject to adjustment) may be subject to any Performance Share awards to any individual participant in any fiscal year. Finally, no individual participant may receive an Incentive Bonus for an amount in excess of $5.0 million in any fiscal year.

PARTICIPATION AND ADMINISTRATION

     Individuals eligible for awards under the 2001 Plan shall include those officers, employees of and consultants to the Company and its subsidiaries as may be designated by the Committee. The 2001 Plan shall be administered, construed and interpreted by the Committee.

TERMS AND CONDITIONS OF AWARDS

     Options and SARs. The Committee shall have the full and complete discretion to provide the terms and conditions (including performance conditions) of awards of Options and SARs, except that Options or SARs awarded to "Officers" (as defined in the 2001 Plan) may not be exercisable until the expiration of six months from the date of award and the exercise price of an Option or SAR may not be less than 100% of the fair market value of a share of Common Stock on the date of grant. The exercise price of an Option may be paid
(i) in cash (by certified check, bank draft or money order); (ii) with the consent of the Committee, by delivering the participant's duly executed promissory note and related documents; (iii) with the consent of the Committee, by delivering shares of Common Stock already owned by the participant; or (iv) with the consent of the Committee, by irrevocably authorizing a third party to sell shares of Common Stock acquired upon exercise to pay the exercise price and withholding taxes.

     Restricted Stock. The Committee shall have the full and complete authority to establish the terms and conditions of awards of Restricted Stock. However, Restricted Stock awarded to an "Officer" (as defined in the 2001 Plan) shall not vest until six months from the date of grant. Further, shares of Restricted Stock may not be transferred until such shares are fully vested and the certificate representing such shares shall contain a restrictive legend, and such certificates shall be held by the Company until the shares represented thereby have vested. Shares of Restricted Stock shall vest immediately upon the death, retirement or disability of the participant; provided however, that the shares shall not vest unless and until any performance condition placed upon such award has been met.

     Performance Shares. The Committee shall have the discretion to award Performance Shares under the 2001 Plan upon such terms and conditions as it shall establish. Each Performance Share, however, shall have an initial value equal to the fair market value of a share of Common Stock on the date of grant. If the performance goals are met, the Committee has the discretion to pay earned Performance Shares in cash, shares of Common Stock or both.

     Incentive Bonuses. The Committee shall have discretionary authority to designate the participants to whom Incentive Bonuses shall be paid and the terms and conditions thereof.

LIMITED TRANSFERABILITY


     Options, SARs, Restricted Stock and Performance Shares awarded under the 2001 Plan, generally, may not be transferred other than by will or the laws of descent and distribution. However, the Committee has the authority to award NQSOs that are transferable to members of a participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners.

CHANGE OF CONTROL

     All Options and SARs shall become fully exercisable, all shares of Restricted Stock and Performance Shares shall fully vest free of restrictions and all approved and accrued Incentive Bonuses shall be fully payable upon the occurrence of a Change of Control as defined in the 2001 Plan. A "Change of Control" is defined generally as the happening of any of the following: (i) when any person (except any shareholder who, as of January 1, 2000, owned 10% or more of the combined voting power of the Company) becomes the beneficial owner of 20% or more of the combined voting power of the Company; (ii) when, during a period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the members of the Company's Board of Directors cease for any reason other than death or disability to constitute at least a majority thereof; (iii) the acquisition of the Company or all or substantially all of the Company's assets by a third party; or (iv) the Company files a report or proxy statement with the Securities and Exchange Commission disclosing that a change of control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction.

PERFORMANCE MEASURES

     The performance measures that the Committee may utilize when setting performance objectives for an award that is intended to qualify as "performance-based compensation" pursuant to Section 162(m) of the Code, are limited to the achievement of earnings per share, return measures, stock price, net income, earnings before or after taxes, gross revenues, working capital measures and backlog. As part of the approval of the 2001 Plan by the shareholders, the Board of Directors is seeking shareholder approval of the foregoing performance objectives in order to qualify certain awards to be made under the 2001 Plan as performance-based compensation under Section 162(m) of the Code so that such compensation is tax deductible to the Company.

ADJUSTMENT OF SHARES AND PRICE

     In the event that the shares of Common Stock are changed into or exchanged for a different kind or number of shares of stock or securities of the Company as the result of any stock dividend, stock split, combination of shares, exchange of shares, merger, consolidation, reorganization, recapitalization or other change in capital structure, the Committee may adjust awards and the number of shares of Common Stock subject to the Plan to preserve the benefits or potential benefits of awards thereunder. Such action by the Committee may include adjustments to the number of shares subject to the 2001 Plan and to awards granted thereunder and the purchase or exercise price for such shares.

TERM OF PLAN; AMENDMENTS

     The 2001 Plan shall terminate automatically on November 27, 2010, and the Board of Directors may suspend or terminate the 2001 Plan at any earlier time. The Board of Directors may amend the 2001 Plan from time to time in its sole discretion unless the amendment would, under applicable federal, state or local law, require shareholder approval. Further, no amendment may impair the rights of any participant without his or her consent.

AWARDS GRANTED

     Since the date the 2001 Plan was approved and adopted by the Board of Directors, through the date hereof, no awards have been made to any of the Named Executive Officers or to any other participant in the 2001 Plan.

FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS

     The following summary sets forth, in general, certain United States income tax consequences on the issuance and exercise of Options under the Plan. The following statements are based on current interpretations of existing United States income tax law. The law is technical and complex and the statements below represent only a general summary of some of the applicable provisions.

     Incentive Stock Options. An employee who receives an ISO generally does not recognize taxable income on the date that the ISO is granted or exercised (except that the alternative minimum tax provisions may apply to the employee). However, the Company cannot deduct the ISO grant as compensation expense. If the ISO is exercised more than three months after the employee has left the employ of the Company (the three month period is extended to 12 months in the event of disability and is waived in the event of death), the favorable tax treatment is not available to the employee.

     With respect to the disposition of the Common Stock received pursuant to the exercise of an ISO, the tax treatment depends upon whether the shares of Common Stock were disposed of within the statutory holding period. The holding period is the later of two years from the date of the grant of the ISO or one year from the date that the shares were transferred to the employee upon exercise. If the employee disposes of the stock received pursuant to the exercise of the ISO after the expiration of the holding period, the employee will recognize as capital gain, income on the difference between the amount received as a result of the disposition over the employee's basis in the stock. If the employee disposes of the shares prior to the expiration of the holding period, the employee must recognize as ordinary income the gain on the disposition of the Common Stock and the Company may deduct from income an amount equal to the amount that the employee recognized as ordinary income.

     NQSOs. A participant who is awarded an NQSO will generally incur no taxable income as a result of the grant thereof. The Company can claim no tax deduction on the date the NQSO is granted. With the exception of those instances allowed in the 2001 Plan, and discussed above, a NQSO is not transferable by the participant. If the NQSO is transferred in a non-arms's length transaction, the participant may be required to realize ordinary income at the time of the transfer to the extent of the amount realized from the disposition of the NQSO. Upon the exercise of the NQSO, the participant will be required to recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock on the exercise date over the exercise price of the NQSO. The Company will be entitled to a corresponding deduction equal to the amount of income recognized by the participant. Upon disposition of the Common Stock, any appreciation (or depreciation) occurring after the date of the NQSO was exercised is treated as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares of Common Stock.

REQUIRED VOTE

     Approval of the 2001 Plan requires the affirmative vote of a majority of the total voting power of the Common Stock present in person or represented by proxy at the 2001 Annual Meeting. The enclosed form of Proxy provides a means for the shareholders to vote for the 2001 Plan, to vote against the 2001 Plan or to abstain from voting with respect to the 2001 Plan. Each properly executed Proxy received in time for the 2001 Annual Meeting will be voted as specified therein.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE SHAW GROUP INC. 2001 EMPLOYEE INCENTIVE COMPENSATION PLAN.

             PROPOSAL 3 -- TO APPROVE AN AMENDMENT TO THE COMPANY'S
                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

GENERAL

     The Board of Directors is recommending for approval of the shareholders an amendment to the Company's 1996 Non-Employee Director Stock Option Plan (the "Director Plan") to increase the number of shares of Common Stock reserved for issuance thereunder from 100,000 shares (as adjusted to reflect the two-for-one Common Stock split) to 150,000 shares.

     On July 14, 1996, the Company's Board of Directors, with the non-employee directors abstaining, adopted the Director Plan and such plan was approved by the Company's shareholders at the 1997 Annual Meeting of Shareholders. The purpose of the Director Plan is to assist the Company in attracting and retaining highly qualified and experienced directors who are not officers or employees of the Company or any of its subsidiaries or affiliates. Each member of the Board who is not, and who has not been during the one year period immediately preceding the date the director is first elected to the Board, an officer or employee of the Company or any of its subsidiaries or affiliates shall be eligible to participate in the Director Plan. Each eligible director as of July 14, 1996, received an option to purchase 5,000 shares of Common Stock at an exercise price of $21.75, the fair market value of a share of Common Stock on the date of grant. Such options, as a result of the two-for-one Common Stock split, cover 10,000 shares each and have an exercise price of $10.88 per share. Such options vested in 25% annual increments beginning one year from the date of award. In addition, each eligible director is entitled to an award of an option to acquire 1,500 shares of Common Stock on an annual basis upon his or her election or reelection to the Board. The exercise price of such options is the fair market value of a share of Common Stock on the date of award and such options vest one year after the date of award.

     A committee of members of the Board who are not eligible to receive grants under the Director Plan administers, construes and interprets the Director Plan. Shares released upon forfeiture of an option shall again be available for grants of options under the Director Plan. All options under the Director Plan are non-transferable other than by will or the laws of descent and distribution in the event of the death of an optionee or by a qualified domestic relations order; however, the committee has the authority to grant options that are transferable to members of an eligible director's immediate family, including trusts for their benefit and partnerships in which they are the only members. Each option granted under the Director Plan shall remain exercisable for a period of ten years after the date of grant, and in the event that an optionee ceases to be a member of the Board prior to the vesting of an option or applicable part thereof, the option or the unvested portion thereof shall be forfeited.

AWARDS GRANTED

     If the proposed amendment to the Director Plan is approved, pursuant to the terms of the Director Plan, each non-employee nominee for director, if elected, will receive an option to purchase 1,500 shares of Common Stock exercisable in one year at an exercise price equal to the fair market value of a share of Common Stock on the date of award.

FEDERAL INCOME TAX CONSEQUENCES

     The following statements are based on current interpretation of existing federal income tax law. The law is technical and complex and the statements below represent only a general summary of some of the applicable provisions. The following discussion sets forth federal tax consequences on the grant and exercises of an option under the Director Plan.

     Options awarded under the Director Plan shall be non-statutory options. An eligible director of the Company who is awarded an option under the Director Plan will generally incur no taxable income as a result of the grant. The Company can claim no tax deduction on the date the option is granted. The option cannot be transferred by the optionee except as provided in the Director Plan. If the option is transferred in a non-arm's length transaction, the optionee may be required to realize ordinary income at the time of the transfer to the extent of the amount realized from the disposition of the option. Upon the exercise of the option, the optionee will be required to recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock on the exercise date over the exercise price of the option. Upon the optionee's exercise, the Company will be entitled to a corresponding deduction equal to the amount of the income recognized by the optionee.

AMENDMENT OR TERMINATION OF THE DIRECTOR PLAN

     The Board of Directors may amend the Director Plan from time to time in its sole discretion, provided that no such amendment shall impair the rights of any person to whom an option has been granted, without such person's consent. The Director Plan terminates on July 14, 2006, and the Board may suspend or terminate the Director Plan at any earlier time; however, the terms of the Director Plan shall continue in full force and effect with respect to outstanding and unexercised options issued thereunder.

REQUIRED VOTE

     Approval of the proposed amendment to the Director Plan requires the affirmative vote of a majority of the total voting power of the Common Stock present in person or represented by proxy at the 2001 Annual Meeting. The enclosed form of Proxy provides a means for the shareholders to vote for the proposed amendment, to vote against the proposed amendment or to abstain from voting with respect to the proposed amendment. Each properly executed Proxy received in time for the 2001 Annual Meeting will be voted as specified therein.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO THE 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

                PROPOSAL 4 -- AN AMENDMENT TO ARTICLE IV OF THE
                RESTATEMENT OF THE ARTICLES OF INCORPORATION OF
                              THE SHAW GROUP INC.

     On September 17, 2000, subject to shareholder approval, the Board of Directors adopted a resolution approving a proposed amendment to Article IV of the Restatement of the Articles of Incorporation of the Company to increase the number of authorized shares of the Common Stock from 50,000,000 shares to 200,000,000 shares and the number of authorized shares of the no par value preferred stock (the "Preferred Stock") from 5,000,000 shares to 20,000,000 shares. As of November 16, 2000, 40,440,422 shares of Common Stock (as adjusted to reflect the two-for-one Common Stock split) were issued and outstanding and 3,872,736 shares of Common Stock (as adjusted to reflect the two-for-one Common Stock split) were also reserved for issuance pursuant to the Company's stock option plans. No shares of Preferred Stock are presently issued and outstanding. The authorized but unissued Preferred Stock may be issued with such rights, preferences and limitations as the Board of Directors may determine from time to time.

     The purpose of increasing the number of authorized shares of Common Stock and Preferred Stock is to provide additional shares that could be used for proper corporate purposes, including corporate financings, investments and acquisitions, stock splits and/or dividends, employee and management incentive, benefit, and savings plans, non-employee director plans, dividend reinvestment plans, responses to takeover attempts, and other proper purposes. Except for shares reserved for issuance pursuant to the Company's stock option plans, the Company has no present plans, understandings or agreements for the issuance or use of the proposed additional shares of Common Stock or Preferred Stock.

     The Board of Directors believes that the proposed increase in authorized shares is desirable in order to increase its flexibility in issuing shares of Common Stock or Preferred Stock as the need may arise without the expense and delay of a special shareholders' meeting to authorize an increase in the number of authorized shares.

     If the proposed amendment to Article IV of the Restatement of the Articles of Incorporation is approved, the Board of Directors will have authority to issue the additional authorized shares of Common Stock or any part thereof to such persons and for such consideration as it may deem appropriate without further action by the shareholders, except as shareholder action may be required by applicable law or pursuant to the requirements of the New York Stock Exchange or other exchange upon which such securities are then trading. Each additional share of Common Stock authorized by the proposed amendment will have the same rights and privileges as each share of the outstanding Common Stock. Pursuant to
Article IV of the Restatement of the Articles of Incorporation of the Company, each outstanding share of Common Stock will entitle the holder thereof to five votes, except that holders of outstanding shares of Common Stock with respect to which there have been certain specified changes in beneficial ownership during the four years immediately preceding the determination date shall entitle the holder thereof to one vote per share. See "Confirmation of Beneficial Ownership." Shareholders of Common Stock have no preemptive rights to receive or purchase any shares of the presently authorized but unissued Common Stock or the shares authorized by the proposed amendment.


     With respect to the Preferred Stock, the Board of Directors will have authority to amend the Restatement of the Articles of Incorporation to fix and determine the terms, limitations and relative rights and preferences of the Preferred Stock including, without limitation, any voting rights, dividends and terms, redemption rights and price, conversion features, and to divide and issue the Preferred Stock in series and to fix and determine the variations among series to the extent permitted by law.

     Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued Common Stock and Preferred Stock could be issued in one or more transactions which would make more difficult or costly, and less likely, a takeover of the Company. Issuing additional shares of stock could also have the effect of diluting the stock ownership of persons seeking to obtain control of the Company. The proposed amendment to the Restatement of the Articles of Incorporation of the Company is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company, nor is the Board of Directors currently proposing to the shareholders any anti-takeover measures.

     The directors of the Company have unanimously approved the proposed amendment. However, the proposed amendment will not be adopted unless the holders of at least a majority of the voting power of Common Stock present or represented at the Annual Meeting of the Shareholders vote "FOR" the adoption of such amendment. The enclosed form of Proxy provides a means for shareholders to vote for the proposed amendment, to vote against the proposed amendment or to abstain from voting with respect to the proposed amendment. Each properly executed Proxy received in time for the 2001 Annual Meeting will be voted as specified therein.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE ABOVE DESCRIBED AMENDMENT TO THE RESTATEMENT OF THE ARTICLES OF INCORPORATION.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16"), requires the Company's directors and certain officers and beneficial owners of the Common Stock (collectively, the "reporting persons") to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of the Common Stock. The reporting persons are required to furnish the Company with copies of all reports filed pursuant to Section 16(a).

     Based solely upon a review of such reports received by it, or written representations from certain reporting persons that no Form 5 reports were required for those persons, the Company believes that, during fiscal 2000, all filing obligations applicable to the reporting persons were complied with except as follows: Each of the executive officers of the Company, namely, Messrs. Bernhard, Belk, Gill, Dupuy, Rayner and Graphia, failed to file timely a Form 5 for the fiscal 2000 year end to report certain exempt awards of stock options under the Company's 1993 Employee Stock Option Plan.

AUDITOR SERVICES

     The Company's consolidated financial statements for the fiscal year ended August 31, 2000, were audited by the firm of Arthur Anderson, LLP, New Orleans, Louisiana ("AA"), and such firm shall remain as the Company's auditors until replaced by the Board of Directors. A representative of AA will be present at the 2001 Annual Meeting to respond to any appropriate questions and will have the opportunity to make a statement, if so desired.

     A Current Report on Form 8-K was filed on September 22, 1999, to announce a change in the Company's independent public accountants. The Company engaged AA as its sole independent auditor for the fiscal year ended August 31, 1999. Previously, the Company engaged both Hannis T. Bourgeois, LLP ("HTB") and AA as its independent auditors. The single jointly signed audit report by HTB and AA was considered to be the equivalent of two separately signed auditors' reports. Thus, previously each firm represented that it had complied with generally accepted auditing standards and was in a position that would justify it being the only signatory of the report. Given the Company's expansion of its overseas operations, HTB believed it would be unable to continue to make this representation after fiscal 1998. Therefore, HTB decided to resign as one of the Company's independent auditors effective September 22, 1999.

     During the period from September 1, 1996, through the date hereof, there have been no disagreements on accounting principles or practices, financial statement disclosure or auditing scope or procedure between the Company and AA or HTB.

SHAREHOLDER PROPOSALS

     Any shareholder proposal to be considered by the Company for inclusion in the proxy materials for the 2002 Annual Meeting of Shareholders must be submitted in accordance with applicable regulations of the SEC and received by the Company at its principal executive offices no later than August 17, 2001.


     In order for a shareholder to bring any business or nominations before the 2001 Annual Meeting of Shareholders, certain conditions set forth in the Amended and Restated By-laws of the Company must be complied with, including, but not limited to, the delivery of a notice to the Secretary of the Company not less than 30 nor more than 60 days in advance of the 2001 Annual Meeting, or if fewer than 40 days notice or prior disclosure of the date of the 2001 Annual Meeting is given or made to the shareholders, not later than the tenth day following the day on which the notice of the date of the 2001 Annual Meeting was mailed or such prior disclosure was made. The requirements as to the form and content of such advance notice are set forth in the Company's Amended and Restated By-laws, a copy of which may be obtained by contacting the Company's Secretary at (225) 932-2500.



CONFIRMATION OF BENEFICIAL OWNERSHIP


     As described below, the number of votes that each shareholder will be entitled to cast at the Annual Meeting will depend on the date on which the shares were acquired and whether or not there has been a change in beneficial ownership since the date of acquisition with respect to each of such holder's shares.

     In certain cases, record ownership may change but beneficial ownership for voting purposes will not change. The Restatement of the Articles of Incorporation of the Company state the exceptions where beneficial ownership is deemed not to have changed upon the transfer of shares of Common Stock.

     Article IV of the Restatement of the Articles of Incorporation of the Company provides that each outstanding share of Common Stock will entitle the holder thereof to five votes on each matter properly submitted to the shareholders of the Company for their vote, waiver, release or other action; except that no holder of outstanding shares of Common Stock will be entitled to exercise more than one vote on any such matter in respect of any shares of Common Stock with respect to which there has been a change in beneficial ownership during the four years immediately preceding the date on which a determination is made of the shareholders of the Company who are entitled to vote or to take any other action. A change in beneficial ownership of an outstanding share of Common Stock will be deemed to have occurred whenever a change occurs in any person or persons who, directly or indirectly, through any contract, agreement, arrangement, understanding, relationship or otherwise has or shares any of the following:

          (a) voting power, which includes, without limitation, the power to vote or to direct the voting power of such share of Common Stock;

          (b) investment power, which includes, without limitation, the power to direct the sale or other disposition of such share of Common Stock;

          (c) the right to receive or to retain the proceeds of any sale or other disposition of such share of Common Stock; or

          (d) the right to receive or retain any distributions, including, without limitation, cash dividends, in respect of such share of Common Stock.

     Without limiting the generality of the foregoing, the following events or conditions will be deemed to involve a change in beneficial ownership of a share of Common Stock:

          (a) in the absence of proof to the contrary provided in accordance with certain procedures set forth below, a change in beneficial ownership will be deemed to have occurred (i) whenever an outstanding share of Common Stock is transferred of record into the name of any other person, and (ii) upon the issuance of shares in a public offering;

          (b) in the case of an outstanding share of Common Stock held of record in the name of a corporation, general partnership, limited partnership, voting trustee, bank, trust company, broker, nominee or clearing agency, if it has not been established pursuant to the procedures set forth below that there has been no change in the person or persons who or that direct the exercise of the rights referred to in subparagraphs (a) through (d), inclusive, of the preceding paragraph with respect to such outstanding share of Common Stock during the four years immediately preceding the date on which a determination is made of the shareholders of the Company entitled to vote or to take any other action, then a change in beneficial ownership of such share of Common Stock shall be deemed to have occurred during such period;

          (c) in the case of an outstanding share of Common Stock held of record in the name of any person as a trustee, agent, guardian or custodian under the Uniform Gifts to Minors Act as in effect in any jurisdiction, a change in beneficial ownership will be deemed to have occurred whenever there is a change in the beneficiary of such trust, the principal of such agent, the ward of such guardian, the minor for whom such custodian is acting or a change in such trustee agent, guardian or custodian; or

          (d) in the case of outstanding shares of Common Stock beneficially owned by a person or group of persons who, after acquiring, directly or indirectly, the beneficial ownership of 5% of the outstanding shares of Common Stock, fails to notify the Company of such ownership within ten days after such acquisition, a change in beneficial ownership of such shares of Common Stock will be deemed to occur on each day while such failure continues.

     Notwithstanding any other provision in the Restatement of the Articles of Incorporation of the Company, to the contrary, no change in beneficial ownership of an outstanding share of Common Stock shall be deemed to have occurred solely as a result of:

          (a) any transfer of any interest in an outstanding share of Common Stock pursuant to a bequest or inheritance, by operation of law upon the death of any individual, or by any other transfer without valuable consideration, including, without limitation, a gift that is made in good faith and not for the purpose of circumventing the provisions of the Company's articles of incorporation, as restated;

          (b) any changes in beneficiary of any trust, or any distribution of an outstanding share of Common Stock from trust, by reason of the birth, death, marriage or divorce of any natural person; the adoption of any natural person prior to age 18; or the passage of a given period of time or the attainment by any natural person of a specific age; or the creation or termination of any guardianship or custodial arrangement;

          (c) any appointment of a successor trustee, agent, guardian or custodian with respect to an outstanding share of Common Stock if neither such successor has, nor its predecessor had, the power to vote or to dispose of such share of Common Stock without further instructions from others;

          (d) any change in the person to whom dividends or other distributions in respect of an outstanding share of Common Stock are to be paid pursuant to the issuance or modification of a revocable dividend payment order;

          (e) any issuance of a share of Common Stock by the Company or any transfer by the Company of a share of Common Stock held in treasury other than in a public offering thereof, unless otherwise determined by the Board of Directors at the time of authorizing such issuance or transfer;

          (f) any giving of a proxy in connection with a solicitation of proxies subject to the provisions of Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

          (g) any transfer, whether or not with consideration, among individuals related or formerly related by blood, marriage or adoption ("relatives") or between a relative and any person controlled by one or more relatives where the principal purpose for the transfer is to further the estate tax planning objectives of the transferor or of relatives of the transferor;

          (h) any appointment of a successor trustee as a result of the death of the predecessor trustee (which predecessor trustee shall have been a natural person);

          (i) any appointment of a successor trustee who or which was specifically named in a trust instrument prior to December 8, 1993; or

          (j) any appointment of a successor trustee as a result of the resignation, removal or failure to qualify of a predecessor trustee or as a result of mandatory retirement pursuant to the express terms of a trust instrument; provided, that less than 50% of the trustees administering any single trust will have changed (including in such percentage the appointment of the successor trustee) during the four-year period preceding the appointment of such successor trustee.

     All determinations concerning changes in beneficial ownership, or the absence of any such change, shall be made by the Board of Directors of the Company or, at any time when the Company employs a transfer agent with respect to the shares of Common Stock, at the Company's request, by such transfer agent on the Company's behalf. In accordance with the Restatement of the Articles of Incorporation of the Company, written procedures to facilitate such determinations have been established and may be amended from time to time by the Board of Directors. Such procedures provide, among other things, the manner of proof of facts that will be accepted and the frequency with which such proof may be required to be renewed. The Company and any transfer agent will be entitled to rely on any and all information concerning beneficial ownership of the outstanding shares of Common Stock coming to their attention from any source and in any manner reasonably deemed by them to be reliable, but neither the Company nor any transfer agent shall be charged with any other knowledge concerning the beneficial ownership of outstanding shares of Common Stock.

     In the event of any stock split or stock dividend with respect to the outstanding shares of Common Stock, each share of Common Stock acquired by reason of such split or dividend will be deemed to have been beneficially owned by the same person from the same date as that on which beneficial ownership of the outstanding share or shares of Common Stock, with respect to which such share of Common Stock was distributed, was acquired. Each outstanding share of Common Stock, whether at any particular time the holder thereof is entitled to exercise five votes or one vote, shall be identical to all other shares of Common Stock in all respects, and together the outstanding shares of Common Stock constitute a single class of shares of the Company.

     Shares of Common Stock issued as a result of the two-for-one Common Stock split distributed on December 15, 2000, to shareholders of record on December 1, 2000, shall be entitled to the same number of votes as the originally issued shares with respect to which they were distributed, unless there has been a change in beneficial ownership subsequent to the date of such stock split.


     By resolution duly adopted by the Board of Directors of the Company pursuant to the foregoing provisions of the Restatement of the Articles of Incorporation of the Company, the following procedures have been adopted for use in determining the number of votes to which a shareholder is entitled:

          (a) The Company may accept the written and signed statement of a shareholder to the effect that no change in beneficial ownership has occurred during the period following December 5, 1996, and until the date December 5, 2000, the date on which a determination is made of the shareholders of the Company who are entitled to vote or take any other action at the 2001 Annual Meeting. Such statement may be abbreviated to state only the number of shares to which such shareholder is entitled to exercise five votes or one vote.

          (b) In the event the General Counsel of the Company, in his sole discretion, taking into account the standards set forth in the Company's articles of incorporation, as restated, deems any such statement to be inadequate or for any reason deems it in the best interest of the Company to require further evidence of the absence of change of beneficial ownership during such period preceding the record date, he may require such additional evidence and, until it is provided in form and substance satisfactory to him, a change in beneficial ownership during such period shall be deemed to have taken place.

          (c) Information supplementing that contemplated by paragraph (a) and additional evidence contemplated by paragraph (b) may be provided by a shareholder at any time but must be furnished at least three (3) business days prior to any meeting of shareholders at which such shares are to be voted for any change to be effective at such meeting.


     Individual shareholders of record as of December 5, 2000 (i.e., those shareholders whose shares of Common Stock are not held by a broker or a bank or in nominee name) will be entitled to the number of votes per share as shown on the records of the Company. Such shareholders of record may confirm to the Company, in accordance with the procedures set forth above, beneficial ownership in the event such shareholders believe that the records of the Company may not be correct.



     Shareholders whose shares of Common Stock are held by brokers or banks or in nominee name are requested to confirm to the Company how many of the shares they own as of December 5, 2000 were beneficially owned on or before December 5, 1996, entitling such shareholder to five votes per share, and how many were acquired after December 5, 1996, entitling such shareholder to one vote per share. IF NO CONFIRMATION OF BENEFICIAL OWNERSHIP IS RECEIVED FROM A SHAREHOLDER AT LEAST THREE (3) BUSINESS DAYS PRIOR TO THE ANNUAL MEETING, IT WILL BE DEEMED BY THE COMPANY THAT BENEFICIAL OWNERSHIP OF ALL SHARES WAS EFFECTED AFTER DECEMBER 5, 1996, AND THAT THE SHAREHOLDER WILL BE ENTITLED TO ONE VOTE FOR EACH SHARE. If a shareholder provides incorrect information, he or she may provide correct information at any time at least three (3) business days prior to the Annual Meeting.



     If a shareholder has any questions concerning the foregoing procedures, he or she should contact the Company's Secretary, Gary P. Graphia, by telephone at
(225) 932-2500 (or toll free at (800) 747-3322) or by e-mailing ir@shawgrp.com.

OTHER MATTERS

     The Board of Directors knows of no other matters, which may be properly, or are likely to be, brought before the 2001 Annual Meeting. However, if any proper matters are brought before the 2001 Annual Meeting, the persons named as Proxies in the enclosed form of Proxy will vote thereon as the Board of Directors recommends.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                   /s/ GARY P. GRAPHIA
                                                Gary P. Graphia, Secretary

Baton Rouge, Louisiana
December 15, 2000

                                                                       EXHIBIT A

                              THE SHAW GROUP INC.

                   2001 EMPLOYEE INCENTIVE COMPENSATION PLAN

1. PURPOSE OF PLAN.

     The Shaw Group Inc. 2001 Employee Incentive Compensation Plan has been established by the Company to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and
(iv) further identify participants' interests with those of the Company's other shareholders through compensation that is based on the Common Stock thereby promoting the long-term financial interest of the Company and its Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

2. DEFINITIONS.

     Unless otherwise required by the context, the following terms when used in the Plan shall have the meanings set forth in this Section 2:

          (a) "Agreement": An agreement evidencing an Award in such form as adopted from time to time by the Committee pursuant to the Plan.

          (b) "Award": Any award or benefit granted under the Plan, including without limitation, the grant of Options, SARs, Restricted Stock, Performance Shares or Incentive Bonuses, or any combination thereof, under the Plan.

          (c) "Board of Directors": The Board of Directors of the Company.

          (d) "Cause": For purposes of the Plan, whether the termination of a Participant's employment shall have been for Cause shall be determined by the Committee in its sole discretion, if said Participant has: (i) been convicted of, or has pleaded guilty or nolo contendere to a charge that he committed a felony under the laws of the United States or any state or a crime involving moral turpitude, including but not limited to fraud, theft, embezzlement or any crime that results in or is intended to result in personal enrichment at the expense of the Company or its Subsidiaries; (ii) perpetrated a fraud against, or theft of property of the Company or any of its Subsidiaries; (iii) committed acts amounting to gross negligence, intentional neglect or willful misconduct in carrying out his duties and responsibilities as an employee of the Company or one or more of its Subsidiaries; (iv) willfully or persistently failed to attend to his duties as an employee of the Company or one or more of its Subsidiaries; or (v) as a result of his gross negligence or willful misconduct, committed any act that causes, or has knowingly failed to take reasonable and appropriate action to prevent, any material injury to the financial condition or business reputation of the Company or any of its Subsidiaries.

          (e) "Change of Control": For the purposes of the Plan, the term Change in Control shall mean the happening of any of the following:

             (i) When any "person" as defined in Section 3(a)(9) of the Exchange Act, and as used in Section 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act (but excluding any shareholder of record of the Company as of January 1, 2000, owning 10% or more of the combined voting power of the Company's securities which are entitled to vote in the election of directors of the Company) directly or indirectly becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities which are entitled to vote with respect to the election of directors;

             (ii) When, during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board of Directors of the Company (the "Incumbent Directors") cease for any reason other than death or disability to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by operation of this provision;

             (iii) The acquisition of the Company or all or substantially all of the Company's assets by an entity other than the Company (or a Subsidiary) through purchase of assets, or by merger, or otherwise, except in the case of a transaction pursuant to which, immediately after the transaction, the Company's shareholders immediately prior to the transaction own immediately after the transaction at least a majority of the combined voting power of the surviving entity's then outstanding securities which are entitled to vote with respect to the election of directors of such entity; or

             (iv) The Company files a report or proxy statement with the Commission pursuant to the Exchange Act disclosing in response to Form 8-K, Form 10-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction.

          (f) "Code": The Internal Revenue Code of 1986, as amended from time to time.

          (g) "Commission": The Securities and Exchange Commission.

          (h) "Committee": The Compensation Committee of the Board of Directors or such other committee appointed by the Board of Directors which meets the requirements set forth in Section 14.1 hereof.

          (i) "Company": The Shaw Group Inc., a Louisiana corporation.

          (j) "Consultant": Any professional advisor to the Company or its Subsidiaries as well as any employee, officer or director of a corporation that serves as an advisor, consultant or independent contractor to the Company or its Subsidiaries. The term "Consultant" shall not, however, include any director, officer or employee of the Company or its Subsidiaries.

          (k) "Effective Date": The date on which the Plan shall become effective as set forth in Section 16 hereof.

          (l) "Exchange Act": The Securities Exchange Act of 1934, as amended, together with all regulations and rules issued thereunder.

          (m) "Exercise Price": (i) In the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of an SAR, the price per Share which upon grant, the Committee determines shall be used in calculating the aggregate value which a Participant shall be entitled to receive upon exercise of such SAR.

          (n) "Fair Market Value": As applied to a specific date, the fair market value of a Share on such date as determined in good faith by the Committee in the following manner:

             (i) If the Shares are then listed on any national or regional stock exchange, the Fair Market Value shall be the last quoted sales price of a Share on the date in question, or if there are no reported sales on such date, on the last preceding date on which sales were reported;

             (ii) If the Shares are not so listed, then the Fair Market Value shall be the mean between the bid and ask prices quoted by a market maker or other recognized specialist in the Shares at the close of the date in question; or

             (iii) In the absence of either of the foregoing, the Fair Market Value shall be determined by the Committee in its absolute discretion after giving consideration to the book value, the revenues, the earnings history and the prospects of the Company in light of market conditions generally.

        The Fair Market Value determined in such manner shall be final, binding and conclusive on all parties.

          (o) "Incentive Bonus": An Award granted pursuant to Section 8 of the Plan.

          (p) "ISO": An Option intended to qualify as an "incentive stock option," as defined in Section 422 of the Code or any statutory provision that may replace such Section and designated as an incentive stock option by the Committee.

          (q) "Officer": An officer of the Company or its Subsidiaries meeting the definition of "officer" in Rule 16a-1(f) (or any successor provision) promulgated by the Commission under the Exchange Act.

          (r) "NQSO": An Option not intended to be an ISO and designated as a nonqualified stock option by the Committee.

          (s) "Option": Any ISO or NQSO granted under the Plan.

          (t) "Participant": An officer or other employee of or Consultant to the Company or any of its Subsidiaries who has been granted an Award under the Plan.

          (u) "Performance Measures": The Performance Measures described in
     Section 9.1 of the Plan.

          (v) "Performance Period": For the purposes of the grant of Performance Shares, the time period during which the applicable performance goal(s) must be met.

          (w) "Performance Shares": An Award granted pursuant to Section 7 of the Plan.

          (x) "Plan": This The Shaw Group Inc. 2001 Employee Incentive Compensation Plan, as the same may be amended from time to time.

          (y) "Related": (i) In the case of an SAR, an SAR that is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another SAR; and (ii) in the case of an Option, an Option with respect to which and to the extent an SAR is exercisable, in whole or in part, in lieu thereof, has been granted.

          (z) "Restricted Stock": Shares which have been awarded to a Participant under Section 6 hereof.

          (aa) "Restriction Period": The time period during which Restricted Stock awarded under the Plan must be held before it becomes fully vested, unless additional conditions have been placed upon the vesting thereof.

          (bb) "SAR": A stock appreciation right awarded to a Participant under
     Section 5.3 hereto.

          (cc) "Shares": Shares of the Company's authorized but unissued or reacquired no par value per share common stock, or such other class or kind of shares or other securities as may be applicable pursuant to the provisions of Section 4.4 hereof.

          (dd) "Subsidiary": Any "subsidiary corporation" of the Company, as such term is defined in Section 424(f) of the Code.

3. PARTICIPATION.

     Participants shall be selected by the Committee from the officers (whether or not they are directors), employees of the Company or its Subsidiaries (either full or part-time) and Consultants. An Award may be granted to an employee, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date the employee first performs such services.

4. SHARES SUBJECT TO PLAN.

     4.1 Shares Subject to the Plan. The maximum number of Shares that may be delivered to Participants and their beneficiaries pursuant to the Plan shall be equal to the sum of: (i) 1.0 million shares of Common Stock and (ii) any shares of Common Stock that are represented by awards granted under the Company's 1993 Employee Stock Option Plan, as amended and restated, which are forfeited, expire or are canceled without the delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company. The limitations established by the preceding sentence shall be subject to adjustment as provided in Section 4.4 of the Plan.

     4.2 Accounting for Number of Shares. For purposes of determining the aggregate number of Shares available for delivery to Participants pursuant to the Plan, any Shares granted under the Plan which are forfeited back to the Company because of the failure to meet an award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. Any Shares covered by an Award (or portion of an Award) granted under the Plan, which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Likewise, if any Option is exercised by tendering Shares to the Company as full or partial payment in connection with the exercise of an Option under this Plan or the Prior Plan, only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Further, Shares issued under the Plan through the settlement, assumption or substitution of outstanding Awards or obligations to grant future Awards as a result of acquiring another entity shall not reduce the maximum number of Shares available for delivery under the Plan.

     4.3 Maximum Total Option and SAR Awards. Notwithstanding the provisions of Section 4.1, over the term of the Plan, the total number of Shares that may be issued upon exercise of all Options and SARs granted under the Plan shall not exceed 1.0 million shares of Common Stock. The limitations in this Section 4.3 shall be subject to adjustment as provided in Section 4.4 below.

     4.4 Adjustments. In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, or other similar transactions or award), the Committee may adjust Awards as well as the total number of shares subject to the Plan to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of Shares (or other securities or property) which may be delivered under the Plan; (ii) adjustment of the number and kind of Shares (or the securities or property) subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options and SARs; and (iv) any other adjustments that the Committee determines to be equitable, in its sole discretion.

5. AWARDS OF OPTIONS AND SARS.

     5.1 General Terms And Conditions. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and SARs and to provide any and all terms and conditions (which need not be identical among the Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions:

          (a) The Exercise Price of the Option or SAR, which may not be less than 100% of the Fair Market Value per Share at the date of grant of the Option or SAR;

          (b) The number of Shares subject to, and the expiration date of, the Option or SAR;

          (c) The manner, time and rate (cumulative or otherwise) of exercise of the Option or SAR; provided, however, that except as otherwise specified in the Plan, no Option or SAR awarded to a Participant who is an Officer shall expressly provide for exercise prior to the expiration of six months from the date of grant; and

          (d) The restrictions or conditions (such as performance goals), if any, to be placed upon the Option or SAR, the exercisability of the Option or SAR or upon the Shares which may be issued upon exercise of the Option or SAR. The Committee may, as a condition of granting an Option or SAR, require that a Participant agree not to thereafter exercise one or more Options or SARs previously granted to such Participant.

     5.2 Maximum Award Of Options and SARs. The number of Shares that may be allotted by the Committee pursuant to Options and SARs awarded to any individual Participant shall not exceed, in any fiscal year, 1.0 million Shares (subject to adjustment pursuant to Section 4.4 of the Plan). If an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to such Share, the tandem Option and SAR rights with respect to such Share shall be counted as covering but one Share for purposes of applying the limitations of this Section 5.2.

     5.3  SAR Awards.

          (a) Grant of SARs. An SAR shall, upon its exercise, entitle the Participant to whom such SAR was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Fair Market Value of such Shares on date of exercise) shall equal the amount by which the Fair Market Value per Share on the date of such exercise shall exceed the Exercise Price of such SAR multiplied by the number of Shares with respect of which such SAR shall have been exercised. An SAR may be related to an Option or may be granted independently of an Option, as the Committee shall from time to time in each case determine. A Related SAR may be granted at the time of grant of an Option or, in the case of an NQSO, at any time thereafter during the term of the NQSO.

          (b) Related SARs. The Exercise Price of a Related SAR shall be the same as the Exercise Price of the Related Option. A Related SAR shall be exercisable only at such time or times and only to the extent that the Related Option is exercisable and then only when the Fair Market Value per Share on the date of exercise exceeds the Exercise Price. A Related SAR shall expire no later than the Related Option. Upon exercise of a Related SAR, in whole or in part, the Related Option shall be cancelled automatically to the extent of the number of Shares covered by such exercise, and such Shares shall no longer be available for delivery pursuant to future Awards. Conversely, if the Related Option is exercised, in whole or in part, the Related SAR shall be cancelled automatically to the extent of the number of Shares covered by the Option exercise.

     5.4  Exercise of Options and SARs.

          (a) General Exercise Rights. Except as provided in Section 5.9, an Option or SAR granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or SAR was granted only by such Participant, and except as provided in Section 5.4(c) and Section 5.9 hereof, no Option or SAR may be exercised unless at the time such Participant exercises such Option or SAR, such Participant is an employee of and has continuously since the grant thereof been an employee of, the Company or an any of its Subsidiaries. Transfer of employment between Subsidiaries or between Subsidiary and the Company shall not be considered an interruption or termination of employment for any purpose under this Plan. Neither shall a leave of absence at the request, or with the approval, of the Company or Subsidiary be deemed an interruption or termination of employment, so long as the period of such leave does not exceed 90 days, or, if longer, so long as the Participant's right to re-employment with the Company or Subsidiary is guaranteed by contract. An Option or SAR also shall contain such conditions upon exercise (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Commission.

          (b) Notice Of Exercise. An Option or SAR may not be exercised with respect to less than 100 Shares, unless the exercise relates to all Shares covered by the Option or SAR at the date of exercise. An Option or SAR may be exercised by delivery of a written notice to the Company, which shall state the election to exercise the Option or SAR and the number of whole Shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option or SAR. In the case of an exercise of an Option or SAR, such notice shall either: (i) if applicable, be accompanied by payment of the full Exercise Price and all applicable withholding taxes, in which event the Company shall deliver any certificate(s) representing Shares to which the Participant is entitled as a result of the exercise as soon as practicable after the notice has been received; or (ii) fix a date (not less than 5 nor more than 15 business days from the date such notice has been received by the Company) for the payment of the full Exercise Price and all applicable withholding taxes, against delivery by the Company of any certificate(s) representing Shares to which the Participant is entitled to receive as a result of the exercise. Payment of such Exercise Price and withholding taxes shall be made as provided in Sections 5.4(d) and 13, respectively. In the event the Option or SAR shall be exercised pursuant to Section 5.4(c)(i) or Section 5.9 hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option or SAR.

          (c) Exercise After Termination Of Employment. Except as otherwise determined by the Committee at the date of grant of the Option or SAR and as is provided in the applicable Agreement evidencing the Award, upon termination of a Participant's employment with the Company or any of its Subsidiaries, such Participant (or in the case of death, the person(s) to whom the Option is transferred by will or the laws of descent and distribution) may exercise such Option or SAR during the following periods of time (but in no event after the expiration date of such Option or SAR) to the extent that such Participant was entitled to exercise such Option or SAR (or portion thereof) at the date of such termination (i.e., the Option or SAR (or portion thereof) must be "vested" at the time of termination to be exercisable thereafter):

             (i) In the case of termination as a result of death, disability or retirement of the Participant, the Option or SAR shall remain exercisable for a one-year period following such termination; for this purpose, "disability" shall exist when the Participant is unable to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined by the Committee in its sole discretion, and "retirement" shall mean voluntary retirement at or after the Participant's normal retirement date as determined by the Committee in its sole discretion;

             (ii) In the case of termination for Cause, the Option shall immediately terminate and shall no longer be exercisable; and

             (iii) In the case of termination for any reason other than those set forth in subparagraphs (i) and (ii) above, the Option or SAR shall remain exercisable for three months after the date of termination.

        To the extent the Option or SAR is not exercised within the foregoing periods of time, the Option or SAR shall automatically terminate at the end of the applicable period of time. Notwithstanding the foregoing provisions, failure to exercise an ISO within the periods of time prescribed under Sections 421 and 422 of the Code shall cause an ISO to cease to be treated as an "incentive stock option" for purposes of
        Section 421 of the Code.

          (d) Payment of Option Exercise Price. Upon the exercise of an Option, payment of the Exercise Price shall be made either (i) in cash (by a certified check, bank draft or money order payable in United States dollars), (ii) with the consent of the Committee and subject to Section 5.4(e) hereof, by delivering the Participant's duly-executed promissory note and related documents, (iii) with the consent of the Committee, by delivering Shares already owned by the Participant valued at Fair Market Value as of the date of exercise, (iv) with the consent of the Committee, by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of such shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sales proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise, or (v) by a combination of the foregoing forms of payment.

          (e) Payment With Loan. The Committee may, in its sole discretion, assist any Participant in the exercise of one or more Options granted to such Participant under the Plan by authorizing the extension of a loan to such Participant from the Company. Except as otherwise provided in this
     Section 5.4(e), the terms of any loan (including the interest rate and terms of repayment) shall be established by the Committee in its sole discretion. Any such loan by the Company shall be with full recourse against the Participant to whom the loan is granted, shall be secured in whole or in part by the Shares so purchased, and shall bear interest at a rate not less than the minimum interest rate required at the time of purchase of the Shares in order to avoid having imputed interest or original issue discount under Sections 483 or 1272 of the Code. In addition, any such loan by the Company shall become immediately due and payable in full, at the option of the Company, upon termination of the Participant's employment with the Company or its Subsidiaries for any reason or upon the sale of any Shares acquired with such loan to the extent of the cash and fair market value of any property received by the Participant in such sale. The Committee may make arrangements for the application of payroll deductions from compensation payable to the Participant to amounts owing to the Company under any such loan. Until any loan by the Company under this Section 5.4(e) is fully paid in cash, the Shares shall be pledged to the Company as security for such loan and the Company shall retain physical possession of the stock certificates evidencing the Shares so purchased together with a duly executed stock power for such Shares. No loan shall be made hereunder unless counsel for the Company shall be satisfied that the loan and the issuance of Shares funded thereby will be in compliance with all applicable federal, state and local laws, and such counsel shall be consulted prior to the funding of any such loan.

     5.5 Settlement of Awards of Options and SARs. Settlement of Awards of Options and SARs is subject to Section 10.

     5.6 Options or SARs Awarded To Consultants. Any provision of this Section 5 to the contrary notwithstanding, (i) an Option or SAR may be exercised at any time by a Participant who is a Consultant during the applicable period in the manner provided in Section 5.4(b) above; provided, that in the event of the death of a Participant who is a Consultant, the Option or SAR may be exercised by the executors or administrators of the estate of such Consultant or by the person or persons who shall have acquired the Option or SAR directly by bequest or inheritance; and (ii) the Exercise Price for an Option or SAR awarded to a Consultant must be paid in cash (by a certified check, bank draft of money order).

     5.7 Rights As A Shareholder. A Participant shall have no rights as a shareholder with respect to any Shares issuable on exercise of an Option or SAR until the date of the issuance of a stock certificate to the Participant for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 4.4 hereof.

     5.8  Special Provisions for ISOs.

     Any provision of the Plan to the contrary notwithstanding, the following special provisions shall apply to all ISOs granted under the Plan:

          (a) The Option must be expressly designated as an ISO by the Committee and in the Agreement evidencing the Option;

          (b) No ISO shall be granted more than ten years from the Effective Date of the Plan and no ISO shall be exercisable more than ten years from the date such ISO is granted;

          (c) The Exercise Price of any ISO shall not be less than the Fair Market Value per Share on the date such ISO is granted;

          (d) Any ISO shall not be transferable by the Participant to whom such ISO is granted other than by will or the laws of descent and distribution and shall be exercisable during such Participant's lifetime only by such Participant;

          (e) No ISO shall be granted to any individual who, at the time such ISO is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary unless the Exercise Price of such ISO is at least 110% of the Fair Market Value per Share at the date of grant and such ISO is not exercisable after the expiration of five years from the date such ISO is granted;

          (f) The aggregate Fair Market Value (determined as of the time any ISO is granted) of any Company stock with respect to which any ISOs granted to a Participant are exercisable for the first time by such Participant during any calendar year (under this Plan and all other stock option plans of the Company and any of its Subsidiary and any predecessor of any such corporations) shall not exceed $100,000 as required under Section 422(d)(i) of the Code. (To the extent the $100,000 limit is exceeded, the $100,000 in Options, measured as described above, granted earliest in time will be treated as ISOs); and

          (g) any other terms and conditions as may be required in order that the ISO qualifies as an "incentive stock option" under Section 422 of the Code or successor provision.

Notwithstanding the provisions of Section 5.4(c)(i), the favorable tax treatment available pursuant to Section 422 of the Code upon the exercise of an ISO will not be available to a Participant who exercises any ISO more than (i) 12 months after the date of termination of employment due to the Participant's disability or (ii) three months after the date of termination of employment due to retirement of the Participant.

     5.9 Limited Transferability. No Option or SAR, nor any interest therein, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee shall have the discretionary authority to grant NQSOs and SARs (that are not Related to an ISO) that are transferable by the Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members, or a partnership in which such family members were the only partners. The holder of an NQSO or SAR transferred pursuant to this Section 5.9 shall be bound by the terms and conditions that govern the NQSO or SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the NQSO or SAR except by will or the laws of descent and distribution.

6. RESTRICTED STOCK.

     6.1 General Terms/Conditions. The Committee may, in its discretion, grant one or more Awards of Restricted Stock to any Participant. Each Award of Restricted Stock shall be evidenced by an Agreement which shall specify the number of Shares to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such Shares by the Participant, the Restriction Period and any other conditions imposed on such Shares as the Committee, in its discretion, shall determine. Notwithstanding the foregoing, the Committee shall impose upon each Award of Restricted Stock made to a Participant who is an Officer a Restriction Period expiring no earlier than six months after the date of grant of the Restricted Stock.

     6.2 Maximum Award Of Restricted Stock. The maximum number of Shares that may be allotted by the Committee pursuant to Restricted Stock awarded to any individual Participant shall not exceed, in any fiscal year, 25,000 Shares.

     6.3  Restrictions And Forfeitures.

          (a) Shares included in Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such Shares have fully vested.

          (b) Participants holding shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Restriction Period. During the Restriction Period, Participants holding shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock is designed to comply with one or more of the Performance Measures set forth in Section 9.1, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Stock, such that the dividends and/or the Restricted Stock maintain eligibility under Section 162(m) of the Code.

          (c) In the event that the Participant shall have paid any cash for the Restricted Stock, the Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).

          (d) The Restricted Stock shall be evidenced by a stock certificate registered only in the name of the Participant, which stock certificate shall be held by the Company until the Restricted Stock has fully vested.

          (e) The occurrence of any of the following events shall cause the immediate vesting of the Restricted Stock:

             (i) the death of the Participant;

             (ii) the retirement of the Participant on or after the Participant's normal retirement date;

             (iii) the disability of the Participant.

        For the purposes of this Subsection, the term "disability" shall be defined as such term is defined in Section 5.4(c)(i). Notwithstanding the foregoing, to the extent a condition(s) other than a Restriction Period has been imposed by the Committee upon the Restricted Stock, the occurrence of the foregoing shall not cause immediate vesting unless and until such condition(s) has been met.

          (f) A Restricted Stock Award shall be entirely forfeited by the Participant in the event that prior to vesting, the Participant breaches any terms or conditions of the Plan, the Participant resigns from or is terminated by the Company, or any condition(s) imposed upon vesting are not met.

     6.4 Legend On Certificates. Each certificate evidencing a Restricted Stock Award under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:

          "The transferability of this certificate and the shares of Common Stock represented hereby are subject to the terms and conditions (including forfeiture) contained in The Shaw Group Inc. 2001 Employee Incentive Compensation Plan and a Restricted Stock Agreement entered into between the registered owner and The Shaw Group Inc. Copies of such Plan and Agreement are on file in the offices of the Secretary of The Shaw Group Inc., 8545 United Plaza Boulevard, Baton Rouge, Louisiana 70809."

     6.5 Section 83(b) Elections. Within 30 days after the issuance of shares of Restricted Stock to a Participant under the Plan, the Participant shall decide whether or not to file an election pursuant to Section 83(b) of the Code and Treasury Regulation Section 1.83-2 (and state law counterparts) with respect to such Restricted Stock. If the Participant does file such an election, the Participant shall promptly furnish the Company with a copy of such election.

7. PERFORMANCE SHARES.

     7.1 Grant of Performance Shares. Subject to the terms of the Plan, Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, provided that no more than 25,000 Shares may be subject to any Performance Share Awards granted to any individual Participant in any fiscal year.

     7.2 Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Shares that will be paid out to the Participant.

     7.3 Earning of Performance Shares. Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Shares shall be entitled to receive payout on the number and value of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

     7.4 Form and Timing of Payment of Performance Shares. Payment of earned Performance Shares shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Agreement pertaining to the grant of the Award of Performance Shares.

     At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 6 hereof). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

     7.5  Termination of Employment Due to Death, Disability, or
Retirement. Unless determined otherwise by the Committee and set forth in the Agreement evidencing an Award of Performance Shares, in the event the employment of a Participant is terminated by reason of death, disability, or retirement during a Performance Period, the Participant or his legal representative shall receive a payout of the Performance Shares which is prorated, as specified by the Committee, in its sole discretion. For purposes of this Section 7.5, the term "disability" shall be defined as such term is defined in Section 5.4(c)(i).

     Payment of earned Performance Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Agreement evidencing such Award. Notwithstanding the foregoing, with respect to Performance Shares that have been awarded with the intention of qualifying as "performance-based compensation" under Section 162(m) of the Code to a Participant who retires during a Performance Period, payment shall be made pursuant to such Performance Share Award at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

     7.6 Termination of Employment for Other Reasons. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 7.5 above, all Performance Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Agreement evidencing such Award.

     7.7 Non-Transferability. Except as otherwise provided in an Agreement evidencing such Award of Performance Shares, Performance Shares may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such Performance Shares have fully vested. Further, except as otherwise provided in an Agreement evidencing such Award of Performance Shares, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

8. INCENTIVE BONUSES.

     8.1 Awards of Incentive Bonuses. The Committee shall have the discretionary authority to designate Participants to whom Incentive Bonuses are to be paid. Incentive Bonuses shall be determined exclusively by the Committee pursuant to procedures established by the Committee; provided, however, that for any fiscal year, no individual Participant may receive Incentive Bonuses aggregating more than $5 million.

     8.2 Terms and Conditions. The Committee, at the time an Incentive Bonus is made, shall specify the terms and conditions that govern the granting thereof. Such terms and conditions may include, by way of example and not limitation, requirements that the Participant complete a specified period of employment with the Company or a Subsidiary, or that the Company or Subsidiary or the Participant attain stated objectives or goals as a prerequisite to payment under an Incentive Bonus. The Committee, at the time the Incentive Bonus is granted shall also specify what amount shall be payable under the Incentive Bonus and whether amounts shall be payable in the event of the Participant's death, disability or retirement.

     8.3 Settlement of Incentive Bonuses. Settlement of Incentive Bonuses is subject to Section 10.

9. PERFORMANCE-BASED COMPENSATION.

     9.1 Performance Measures. The Committee may designate whether an Award being granted to any Participant is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such Awards designated by the Committee to be "performance-based compensation" shall be conditioned on the achievement of one or more Performance Measures, to the extent required by Code Section 162(m). The Performance Measures that may be used by the Committee for such Awards shall be based on any one or more of the following, as selected by the Committee:

          (a) Earnings per share;

          (b) Net income (before or after taxes);

          (c) Return measures (including, but not limited to, return on assets, capital, equity or sales);

          (d) Earnings before or after taxes;

          (e) Share price (including, but not limited to, growth measure and total shareholder return);

          (f) Gross revenues;

          (g) Working capital measures; or

          (h) Backlog.

For Awards under this Section 9 intended to be "performance-based compensation,"
(i) the grant of the Awards and the establishment of the Performance Measures shall be made during the period required by Section 162(m) of the Code and (ii) the Committee shall certify in writing that the Performance Measure has been met. The Committee shall have the discretion to define the Performance Measures on a corporation or subsidiary or business division basis or in comparison with peer group performance.

     9.2 Board Authority. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Board of Directors of the Company shall have the sole discretion to make changes in the Performance Measures without shareholder approval.

10. SETTLEMENT OF AWARDS.

     The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Common Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine, in its sole discretion. Satisfaction of any such obligations under an Award, which is sometimes referred to as "settlement" of the Award, may be subject to such conditions, restrictions, and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

11. CONSULTANTS.

     An Award made to a Consultant hereunder must be supported by bona fide services actually rendered by the Company to the Consultant. However, in no event shall an Award be made to a Consultant (i) for services rendered by the Consultant in connection with the offer or sale of securities in a capital raising transaction or (ii) who directly or indirectly promotes or maintains a market for the Company's securities.

12. GOVERNMENT REGULATIONS.

     This Plan, the granting of Awards under this Plan and the issuance or transfer of Shares (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) which may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no Shares shall be issued by the Company, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Company, been complied with. In connection with any stock issuance or transfer, the person acquiring the Shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect of such matters as the Company may deem desirable to assure compliance with all applicable legal requirements. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing or for quotation on any stock exchange or automated quotation system on which Shares may then be listed or quoted, and (ii) the completion and effectiveness of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

13. TAX WITHHOLDING.

     The Company shall have the right to withhold from amounts due Participants, or to collect from Participants directly, the amount which the Company deems necessary to satisfy any taxes required by law to be withheld at any time by reason of participation in the Plan, and the obligations of the Company under the Plan shall be conditional on payment of such taxes. The Participant may, prior to the due date of any taxes, pay such amounts to the Company in cash, or with the consent of the Committee, in Shares (which shall be valued at their Fair Market Value on the date of payment). There is no obligation under this Plan that any Participant be advised of the existence of the tax or the amount required to be withheld. Without limiting the generality of the foregoing, in any case where it determines that a tax is or will be required to be withheld in connection with the issuance or transfer or vesting of Shares under this Plan, the Company may pursuant to such rules as the Committee may establish, reduce the number of such Shares so issued or transferred by such number of Shares as the Company may deem appropriate in its sole discretion to accomplish such withholding or make such other arrangements as it deems satisfactory. Notwithstanding any other provision of this Plan, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or successor provision) promulgated by the Commission.

14. ADMINISTRATION OF PLAN.

     14.1 The Committee. The Plan shall be administered by the Committee, which shall be comprised of two or more members of the Board of Directors, each of whom shall be a "Non-Employee Director" as defined in Rule 16b-3(b)(3) (or any successor provision) promulgated by the Commission and each of whom shall qualify as an "outside director" as defined in Section 162(m) of the Code.

     14.2 Committee Action. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business, and any determination or action may be taken at a meeting by a majority vote or may be taken without a meeting by a written resolution signed by all members of the Committee. All decisions and determinations of the Committee shall be final, conclusive and binding upon all Participants and upon all other persons claiming any rights under the Plan with respect to any Award. Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for willful misconduct in the performance of their duties.

     14.3 Committee Authority. In amplification of the Committee's powers and duties, but not by way of limitation, the Committee shall have full authority and power to:

          (a) Construe and interpret the provisions of the Plan and establish, amend and rescind rules and regulations relating to the Plan and to make all other determinations that may be necessary or advisable for the administration of the Plan not inconsistent with the Plan;

          (b) Decide all questions of eligibility for Plan participation and for the grant of Awards;

          (c) Determine the types of Awards and the number of Shares covered by the Awards, if any, to be granted to any Participant, to establish the terms, conditions, Performance Measures, restrictions and other provisions of such Awards, and (subject to the restrictions imposed by Section 17) to cancel or suspend Awards;

          (d) Adopt forms of agreements and other documents consistent with the Plan;

          (e) Engage agents to perform legal, accounting and other such professional services as it may deem proper for administering the Plan; and

          (f) Take such other actions as may be reasonably required or appropriate to administer the Plan or to carry out the Committee activities contemplated by other sections of this Plan.

     14.4 Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the Board of Directors and the members of the Committee shall be indemnified by the Company against the reasonable expenses, including court costs and reasonable attorneys' fees, actually incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except where such indemnification is expressly prohibited by applicable law.

15. CHANGE OF CONTROL.

     Subject to the provisions of Section 4.4 (relating to the adjustment of Shares), or except as otherwise provided in the Agreement evidencing the Award, upon the occurrence of a Change of Control:

          (a) all outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable,

          (b) all outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable,

          (c) all Restricted Stock and Performance Shares shall become fully vested, and

          (d) All Incentive Bonuses that have been approved and accrued shall become fully payable.

16. EFFECTIVE DATE AND SHAREHOLDER APPROVAL.

     The Effective Date of the Plan shall be November 27, 2000 (the date the Plan was approved by the Board of Directors) subject to receipt within one year of such date the approval of the Plan by the holders of a majority of the total voting power of the voting securities of the Company present in person or represented by proxy at a meeting of shareholders at which the approval of such Plan is considered.

17. AMENDMENT AND TERMINATION.

     17.1  The Plan

          (a) Amendment. The Board of Directors may amend the Plan from time to time in its sole discretion unless the amendment would, pursuant to any applicable federal, state or local law or pursuant to the rules of the exchange upon which the Common Stock is then trading, require shareholder approval, in which event such approval shall be obtained. However, no amendment shall adversely affect the rights of any Participant under any Award theretofore made under the Plan, without the Participant's consent.

          (b) Termination. The Plan shall terminate automatically on the tenth anniversary of the Effective Date, and the Board of Directors may suspend or terminate the Plan at any earlier time. Upon termination of the Plan, no additional Awards shall be granted under the Plan; provided, however, that the terms of the Plan shall continue in full force and effect with respect to outstanding Awards and Shares issued under the Plan.

     17.2 Awards. Subject to the terms and conditions and the limitations of the Plan, the Committee may in the exercise of its sole discretion modify, extend or renew the terms of outstanding Awards granted under the Plan, or accept the surrender of outstanding Awards (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Participant, impair any rights or obligations under any Awards theretofore granted under the Plan.

18. MISCELLANEOUS.

     18.1 No Individual Rights. No person shall have any claim or right to be granted an Award under the Plan, or having been selected as a Participant for one Award, to be so selected again. Neither the establishment of the Plan nor any amendments thereto, nor the granting of any Award under the Plan, shall be construed as in any way modifying or affecting, or evidencing any intention or understanding with respect to, the terms of the employment of any Participant with the Company or any of its Subsidiaries.

     18.2 Multiple Awards. Subject to the terms and restrictions set forth in the Plan, a Participant may hold more than one Award.

     18.3 Written Notice. As used herein, any notices required hereunder shall be in writing and shall be given on the forms, if any, provided or specified by the Committee. Written notice shall be effective upon actual receipt by the person to whom such notice is to be given; provided, however, that in the case of notices to Participants and their transferees, heirs, legatees and legal representatives, notice shall be effective upon delivery if delivered personally or three business days after mailing, registered first class postage prepaid to the last known address of the person to whom notice is given. Written notice shall be given to the Committee and the Company at the following address or such other address as may be specified from time to time:

        The Shaw Group Inc.
        8545 United Plaza Boulevard
        Baton Rouge, Louisiana 70809
        Attention: Secretary

     18.4 Unfunded Plan. The Plan shall be unfunded and shall not create (and shall not be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant. To the extent any person holds any obligation of the Company by an Award granted under the Plan, such obligation shall merely constitute a general unsecured liability of the Company and accordingly, shall not confer upon such person any right, title or interest in any assets of the Company.

     18.5 Applicable Law; Severability. The Plan shall be governed by and construed in all respects in accordance with the laws of the State of Louisiana. If any provision of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

                                                                        APPENDIX

                              THE SHAW GROUP INC.
                                AUDIT COMMITTEE

                                    CHARTER

PURPOSE

     The primary purpose of the Audit Committee (the "Committee") of The Shaw Group Inc. (the "Company") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the integrity of financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by management and the Board.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or consultants, or incur other expenses for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

MEMBERSHIP

     The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the independence and experience requirements of the Audit Committee Policy of the New York Stock Exchange.

     Accordingly, all of the members will be directors:

          1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

          2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

KEY RESPONSIBILITIES

     The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including the internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

          1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

          2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

          3. Review any analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

          4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.

          5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

          6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

          7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

          8. Approve the fees to be paid to the independent auditor.

          9. Receive periodic reports form the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

          10. Evaluate together with the Board the performance of the independent auditor and, if so determine by the Audit Committee, recommend that the Board replace the independent auditor.

          11. Review the appointment and replacement of the senior internal auditing executive.

          12. Review the significant reports to management prepared by the internal auditing department and management's responses.

          13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

          14. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

          15. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's code of conduct.

          16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

          17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

             a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

             b. Any changes required in the planned scope of the internal audit.

             c. The internal audit department responsibilities, budget and staffing.

          18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

          19. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's code of conduct.

          20. Review with the Company's General Counsel legal matters that my have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

          21. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's code of conduct.

     Adopted this 29th day of March 2000.

                            o FOLD AND DETACH HERE o
--------------------------------------------------------------------------------

         THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS

                               THE SHAW GROUP INC.
           8545 UNITED PLAZA BOULEVARD o BATON ROUGE, LOUISIANA 70809

      The undersigned hereby appoints J.M. Bernhard, Jr. and Robert L. Belk, and each of them with full power of substitution, the attorney and proxy of the undersigned to attend the Annual Meeting of Shareholders of THE SHAW GROUP INC. to be held at The Radisson Hotel, 4728 Constitution Avenue, Baton Rouge, Louisiana, at 9:00 a.m. on January 16, 2001, or any postponement or adjournment thereof, and to vote all shares of common stock held of record by the undersigned on December 5, 2000, with all powers the undersigned would possess if present upon the following matters and upon any other business that may properly come before the meeting or any postponement or adjournment thereof. The Board of Directors recommends a vote for the following items:

      1.   ELECTION OF DIRECTORS

           [ ] FOR all nominees listed in this block      [ ] WITHHOLD AUTHORITY
               (except as marked to the contrary)             to vote for all
                                                              nominees listed in
                                                              this block

      NOMINEES: J.M. Bernhard, Jr., William H. Grigg, L. Lane Grigsby, David W. Hoyle, Albert McAlister and John W. Sinders, Jr.

           INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:

      --------------------------------------------------------------------------

      2. To approve the adoption of The Shaw Group Inc. 2001 Employee Incentive Compensation Plan.

                   [ ]  FOR           [ ]  AGAINST         [ ]  ABSTAIN

      3. To approve an amendment to The Shaw Group Inc. 1996 Non-Employee Director Stock Option Plan to increase by 50,000 shares the number of shares of the Company's no par value common stock reserved for issuance thereunder.

                   [ ]  FOR           [ ]  AGAINST         [ ]  ABSTAIN

      4. To approve an amendment to Article IV of the Restatement of the Articles of Incorporation of the Company to increase the authorized shares of the Company's no par value common stock from 50,000,000 shares to 200,000,000 shares and the number of authorized shares of the Company's no par value preferred stock from 5,000,000 shares to 20,000,000 shares.

                   [ ]  FOR           [ ]  AGAINST         [ ]  ABSTAIN

      5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                   [ ]  FOR           [ ]  AGAINST         [ ]  ABSTAIN

                            o FOLD AND DETACH HERE o
--------------------------------------------------------------------------------

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, IT IS THE INTENTION OF THE PROXIES TO VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

      Shareholders are requested to confirm to the Company how many of the shares they own as of December 5, 2000 were beneficially owned on or before December 5, 1996, entitling such shareholder to five votes per share, and how many were acquired after December 5, 1996, entitling such shareholder to one vote per share. IF NO CONFIRMATION OF BENEFICIAL OWNERSHIP IS RECEIVED FROM A SHAREHOLDER AT LEAST THREE (3) BUSINESS DAYS PRIOR TO THE ANNUAL MEETING, IT WILL BE DEEMED BY THE COMPANY THAT BENEFICIAL OWNERSHIP OF ALL SHARES WAS EFFECTED AFTER DECEMBER 5, 1996, AND THAT THE SHAREHOLDER WILL BE ENTITLED TO ONE VOTE FOR EACH SHARE. If a shareholder provides incorrect information, he or she may provide correct information at any time at least three
      (3) business days prior to the Annual Meeting.

                                             PLEASE MARK, SIGN, DATE AND RETURN
                                             THE PROXY CARD PROMPTLY USING THE
                                             ENCLOSED ENVELOPE

                                             I PLAN TO ATTEND MEETING  [ ]

                                             Dated:
                                                    ----------------------------

                                             -----------------------------------

                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Signature if held jointly

                                             INSTRUCTIONS: This proxy, signed
                                             and dated, must be returned for
                                             your shares to be represented at
                                             the Annual Meeting. To vote, please
                                             mark the appropriate box for each
                                             proposal in blue or black ink, date
                                             and sign this proxy exactly as your
                                             name appear(s) hereon. If stock is
                                             held jointly, signature should
                                             include both names. Executors,
                                             administrators, trustees, guardians
                                             and others signing in a
                                             representative capacity should give
                                             their full title.


                                SEE REVERSE SIDE